UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

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☒           Definitive Proxy Statement

☐           Definitive Additional Materials

☐           Soliciting Material Under Rule 14a-12

Empire Resorts, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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EMPIRE RESORTS, INC.
701 N. Green Valley Parkway, Suite 200
Henderson, NV 89074

To the Stockholders of Empire Resorts, Inc.:

You are cordially invited to attend the annual meeting (the “Meeting”) of the stockholders of Empire Resorts, Inc. (the “Company”), to be held at Monticello Raceway, on November 11, 2008, at 10:00 a.m. local time for the following purposes:

1.           To elect three (3) Class II directors to serve on the Company’s Board of Directors until the stockholders’ annual meeting in 2011;

2.           To approve the amendment of the Company’s 2005 Equity Incentive Plan to allow for the grant of stock appreciation rights and other equity incentives or stock or stock based awards, including, but not limited to, restricted stock units; and

3.           To transact such other business as may properly be brought before the Meeting or any adjournment or postponement thereof.

The Board of Directors of the Company has fixed September 15, 2008 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any  postponement or adjournment thereof. Accordingly, only stockholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Meeting or any postponement or adjournment thereof.

We are asking for you to elect three (3) Class II directors to serve on our Board of Directors until the stockholders’ annual meeting in 2011.  THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES.

We are also asking you to approve the amendment of the Company’s 2005 Equity Incentive Plan to allow for the grant of stock appreciation rights and other equity incentives or stock or stock based awards.  THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT OF THE COMPANY’S 2005 EQUITY INCENTIVE PLAN.

Please review in detail the attached proxy statement for a more complete statement regarding the proposal for the election of three (3) Class II directors to serve on our Board of Directors until the stockholders’ annual meeting in 2011 (Proposal 1 in the proxy statement) and the proposal for the approval of the amendment of the Company’s 2005 Equity Incentive Plan to allow for the grant of stock appreciation rights and other equity incentives or stock or stock based awards (Proposal 2 in the proxy statement).

Your vote is very important to us regardless of the number of shares you own.  Whether or not you are able to attend the Meeting in person, please complete, sign and date the enclosed proxy card and return it in the envelope provided as soon as possible.  Granting a proxy by mail will not limit your right to vote in person if you wish to attend the Meeting and vote in person.

The notice and proxy statement are first being mailed to our stockholders on or about September 19, 2008.

On behalf of our Board of Directors, we thank you for your support and urge you to vote “FOR” each of the proposals described in this proxy statement.

By Order of the Board of Directors,

/s/ John Sharpe	/s/ Robert H. Friedman
John Sharpe	Robert H. Friedman
Chairman of the Board	Secretary

September 17, 2008

EMPIRE RESORTS, INC.
701 N. Green Valley Parkway, Suite 200
Henderson, NV 89074

NOTICE OF MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 11, 2008

To the Stockholders of Empire Resorts, Inc.:

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Empire Resorts, Inc. (the “Company”) for use at the annual meeting of stockholders of the Company and at all adjournments and postponements thereof (the “Meeting”).  The Meeting will be held at Monticello Raceway, on November 11, 2008, at 10:00 a.m. local time, for the following purposes:

1.           To elect three (3) Class II directors to serve on our Board of Directors until the stockholders’ annual meeting in 2011;

2.           To approve the amendment of the Company’s 2005 Equity Incentive Plan to allow for the grant of stock appreciation rights and other equity incentives or stock or stock based awards, including, but not limited to, restricted stock units; and

3.           To transact such other business as may properly be brought before the Meeting or any adjournment or postponement thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES AND RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT OF THE COMPANY’S 2005 EQUITY INCENTIVE PLAN.

Holders of record of our Common Stock, Series B Preferred Stock and Series E Preferred Stock at the close of business on September 15, 2008, will be entitled to notice of and to vote at the Meeting or any adjournment thereof.  Each share of Common Stock entitles the holder thereof to one vote, each share of Series B Preferred Stock entitles the holder thereof to eight-tenths (.8) of a vote and each share of Series E Preferred Stock entitles the holder thereof to twenty five hundredths (.25) of a vote.

Your vote is important, regardless of the number of shares you own.  A plurality of the votes cast will be sufficient to elect the three (3) Class II director nominees.  A majority of the votes cast is necessary to approve the amendment of the Company’s 2005 Equity Incentive Plan.

Even if you plan to attend the Meeting in person, we request that you complete, sign, date and return the enclosed proxy to ensure that your shares will be represented at the Meeting if you are unable to attend.  Your prompt cooperation will be greatly appreciated.

You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares.

The notice and proxy statement are first being mailed to stockholders on or about September 19, 2008.

Please follow the voting instructions on the enclosed proxy card to vote by mail.

By Order of the Board of Directors,

/s/ John Sharpe	/s/ Robert H. Friedman
John Sharpe	Robert H. Friedman
Chairman of the Board	Secretary

September 17, 2008

Page

i

(continued)
Page

STOCKHOLDER PROPOSALS	42
OTHER MATTERS	42
WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION	42

APPENDIX A: Amended and Restated 2005 Equity Incentive Plan	A-1

ii

THE ANNUAL MEETING

We are furnishing this proxy statement to you, as a stockholder of Empire Resorts, Inc., as part of the solicitation of proxies by our Board of Directors for use at the Meeting of stockholders.  In this proxy statement, the terms “Empire,” “Company,” “we,” “our,” “ours,” and “us” refer to Empire Resorts, Inc., a Delaware corporation, and its subsidiaries.

Date, Time, Place and Purpose of the Meeting

This proxy statement is being furnished to our stockholders in connection with the solicitation of proxies by our Board of Directors for use at that annual meeting to be held at Monticello Raceway, on November 11, 2008, at 10:00 a.m. local time (the “Meeting”).  The purpose of the Meeting is:

•	To elect three (3) Class II directors to serve on our Board of Directors until the stockholders’ annual meeting in 2011;

•
To approve the amendment of the Company’s 2005 Equity Incentive Plan to allow for the grant of stock appreciation rights and other equity incentives or stock or stock based awards, including, but not limited to, restricted stock units; and

•	To transact such other business as may properly be brought before the Meeting or any adjournment or postponement thereof.

Our Board of Directors recommends that our stockholders vote “FOR” the election of the Class II director nominees and “FOR” the amendment of the Company’s 2005 Equity Incentive Plan.

Record Date, Voting and Quorum

Our Board of Directors fixed the close of business on September 15, 2008, as the record date for the determination of holders of our outstanding shares entitled to notice of and to vote on all matters presented at the Meeting.  As of the record date, there were 33,913,351 shares of Common Stock, 44,258 shares of Series B Preferred Stock, and 1,730,697 shares of Series E Preferred Stock issued and outstanding and entitled to vote.  Each share of Common Stock entitles the holder thereof to one vote, each share of Series B Preferred Stock entitles the holder thereof to eight-tenths (.8) of a vote and each share of Series E Preferred Stock entitles the holder thereof to twenty-five hundredths (.25) of a vote.  Accordingly, a total of 34,381,431 votes may be cast at the Meeting.

The holders of shares of Common Stock, Series B Preferred Stock and Series E Preferred Stock entitled to cast a majority of all votes that could be cast by the holders of all of the outstanding shares of Common Stock, Series B Preferred Stock and Series E Preferred Stock, present in person or represented by proxy at the Meeting, constitute a quorum.

Shares that are voted “FOR,” or “AGAINST” a proposal or marked “ABSTAIN” or “WITHHOLD” are treated as being present at the Meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Meeting with respect to such proposal.  Broker “non-votes” are included for purposes of determining whether a quorum of shares is present at the Meeting.  A broker “non-vote” occurs when a nominee holding shares for the beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Required Vote

The proposal to elect the three (3) Class II director nominees requires a plurality of the votes cast.  Votes withheld in the election of directors and broker non-votes, if any, will not be counted towards the election of any person as director.  The proposal to approve the amendment of the Company’s 2005 Equity Incentive Plan to allow for the grant of stock appreciation rights and other equity incentives or stock or stock based awards, including, but not limited to, restricted stock units requires a majority of the votes cast on the matter.  Abstentions and broker non-votes will have no effect on the proposal to approve the amendment of the Company’s 2005 Equity Incentive Plan.

Failure to vote by proxy (by returning a properly executed proxy card) or to vote in person will not count as votes cast or shares voting on the proposals.

Voting

Stockholders may vote their shares:

•	by attending the Meeting and voting their shares in person; or

•	by completing the enclosed proxy card, signing and dating it and mailing it in the enclosed post-prepaid envelope.

Our Board of Directors is asking for your proxy.  Giving the Board of Directors your proxy means you authorize it to vote your shares at the Meeting in the manner you direct.  You may vote for or against the proposals, abstain from voting or withhold your vote for the election of any or all of the Class II director nominees.  All valid proxies received prior to the Meeting will be voted.  All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made.  If no choice is indicated on the proxy, the shares will be voted “FOR” the election of the Class II director nominees, “FOR” the amendment of the Company’s 2005 Equity Incentive Plan to allow for the grant of stock appreciation rights and other equity incentives or stock or stock based awards, including, but not limited to, restricted stock units, and as the proxy holders may determine in their discretion with respect to any other matters that properly come before the Meeting.

Stockholders who have questions or requests for assistance in completing or submitting proxy cards should contact us at (845) 807-0001.

Stockholders who have their shares in “street name”, meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a proxy from the record holder to vote their shares at the Meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before it is voted.  A proxy may be revoked by filing with our Secretary (Monticello Raceway, Route 17B, Monticello, New York 12701) either (i) a written notice of revocation bearing a date later than the date of such proxy or (ii) a subsequent proxy relating to the same shares, or (iii) by attending the Meeting and voting in person.

Simply attending the Meeting will not constitute revocation of your proxy.  If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instruction of your broker or other nominee to revoke a previously given proxy.

The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxyholders with respect to amendments or variations to the matters identified in the accompanying Notice of Annual Meeting and with respect to any other matters which may properly come before the Meeting.  As of the date of this proxy statement, management knows of no such amendment or variation or of any matters expected to come before the Meeting which are not referred to in the accompanying Notice of Annual Meeting.

Attendance at the Meeting

Only holders of Common Stock, Series B Preferred Stock and Series E Preferred Stock, their proxy holders and guests we may invite may attend the Meeting.  If you wish to attend the Meeting in person but you hold your shares through someone else, such as a broker, you must bring proof of your ownership and identification with a photo at the Meeting.  For example, you may bring an account statement showing that you beneficially owned shares of Empire as of the record date as acceptable proof of ownership.

Solicitation of Proxies

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Meeting, will be borne by the Company.  Some banks and brokers have customers who beneficially own Common Stock listed of record in the names of nominees. The Company intends to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of the Company’s outstanding shares of Common Stock, Series B Preferred Stock and Series E Preferred Stock is deemed necessary, the Company (through its directors and officers) anticipates making such solicitation directly. The solicitation of proxies by mail may be supplemented by telephone, telegram and personal solicitation by officers, directors and other employees of the Company, but no additional compensation will be paid to such individuals.

Other Business

We are not currently aware of any business to be acted upon at the Meeting other than the matters discussed in this proxy statement.  If other matters do properly come before the Meeting, or at any adjournment or postponement of the Meeting, we intend that shares of our Common Stock, Series B Preferred Stock and Series E Preferred Stock represented by properly submitted proxies will be voted in accordance with the recommendations of our Board of Directors.

PROPOSAL ONE:
ELECTION OF DIRECTORS

Pursuant to Proposal No. 1, the nominees listed below have been nominated to serve as Class II directors until the 2011 annual meeting of stockholders (subject to their respective earlier removal, death or resignation) and until their successors are elected and qualified.  Unless such authority is withheld, proxies will be voted for the election of the persons named below, each of whom has been designated as a nominee.  If, for any reason not presently known, any person is not available to serve as director, another person who may be nominated will be voted for in the discretion of the proxies.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES

Nominee Information

DAVID P. HANLON.  David P. Hanlon, 63, has served as our Chief Executive Officer and President since May 2005 and has been a member of the Board of Directors since 2003.  He previously served as Vice Chairman of the Board.  Since October 2006, Mr. Hanlon has also served as a director for RemoteMDx, Inc., a company that markets and sells patented wireless location technologies and related monitoring services.  Prior to starting his own gaming consulting business in 2000, in which he advised a number of Indian and international gaming ventures, Mr. Hanlon was President and Chief Operating Officer of Rio Suites Hotel & Casino from 1996-1999, a period in which the Rio Suites Hotel & Casino underwent a major expansion.  From 1994-1995, Mr. Hanlon served as President and Chief Executive Officer of International Game Technology, the world’s leading manufacturer of microprocessor gaming machines.  From 1988-1993, Mr. Hanlon served as President and Chief Executive Officer of Merv Griffin’s Resorts International, and prior to that, Mr. Hanlon served as President of Harrah’s Atlantic City (Harrah’s Marina and Trump Plaza).  Mr. Hanlon’s education includes a B.S. in Hotel Administration from Cornell University, an M.S. in Accounting, an M.B.A. in Finance from the Wharton School, University of Pennsylvania, and he completed the Advanced Management Program at the Harvard Business School.

RICHARD L. ROBBINS.  Richard L. Robbins, 68, served from October 2003 through January 2004 as Senior Vice President, Financial Reporting of Footstar, Inc., a nationwide retailer of footwear.  He was Senior Vice President Financial Reporting and Control and Principal Financial Officer of Footstar, Inc. from January 2004 until March 2006.  Footstar, Inc. filed for bankruptcy protection in March 2004 and emerged from bankruptcy in February 2006.  From July 2002 to October 2003, Mr. Robbins was a partner in Robbins Consulting LLP, a financial, strategic and management consulting firm.  From 1978 to 2002, Mr. Robbins was a partner of Arthur Andersen LLP.  Mr. Robbins is currently a member of the board of directors of BioScrip, Inc., a community pharmacy and specialty drug company and of Vital Signs, Inc., a manufacturer of medical products.  Mr. Robbins became a director in August 2007.

KEN DREIFACH.  Ken Dreifach, 42, has served as Deputy General Counsel of Linden Lab, operators of the Second Life (secondlife.com) virtual world platform since July 2007, where he heads the company’s regulatory, compliance, privacy, safety and litigation efforts.  He also serves as Linden Lab’s primary contact with law enforcement and advocacy organizations. From May 2006 until June 2007, Mr. Dreifach was a partner at the law firm of Sonnenschein Nath & Rosenthal LLP.  From 2000 to 2006, Mr. Dreifach served as Chief of the Internet Bureau of the New York Attorney General’s office, where he directed the office’s technology-related litigation, enforcement and policy efforts. Mr. Dreifach has a J.D. from New York University School of Law and a B.A. from Wesleyan University.

Class I Directors

JOHN SHARPE.  John Sharpe, 66, is our Chairman of the Board of Directors.  Most recently, Mr. Sharpe served as President and Chief Operating Officer of Four Seasons Hotels & Resorts, from which he retired in 1999 after 23 years of service.  During his tenure at Four Seasons, the world’s largest operator of luxury hotels, Mr. Sharpe directed worldwide hotel operations, marketing and human resources, and helped create Four Seasons’ renowned reputation for the highest level of service in the worldwide hospitality industry.  In 1999, Mr. Sharpe was bestowed with the “Corporate Hotelier of the World” award by Hotels Magazine, Inc. Mr. Sharpe also received the “Silver Plate” award from the International Food Manufacturers Association, and the “Gold Award” from the Ontario Hostelry Institute.  Mr. Sharpe graduated with a B.S. in hotel administration from Cornell University and is a former trustee of the Culinary Institute of America, and former chair of the Industry Advisory Council at the Cornell Hotel School.  Mr. Sharpe previously served as executive-in-residence, School of Hotel Administration, Cornell University; chair, board of governors, Ryerson University, Toronto, Canada, and co-chair, American Hotel Foundation, Washington, D.C.  Mr. Sharpe has served as a director since August 2003 and became Chairman of the Board in May 2005.

RALPH J. BERNSTEIN.  Ralph J. Bernstein, 50, is a co-founder and general partner of Americas Partners, an investment firm.  Mr. Bernstein also serves as a director for Air Methods Corporation.  Mr. Bernstein received a B.A. in economics from the University of California at Davis.  Mr. Bernstein has served as a director since August 2003.

PAUL A. DEBARY.  Paul A. deBary, 61, is a managing director at Marquette deBary Co., Inc., a New York based broker-dealer, where he serves as a financial advisor for state and local government agencies, public and private corporations and non-profit organizations.  Prior to assuming his current position, Mr. deBary was a managing director in the Public Finance Department of Prudential Securities from 1994 to 1997.  Mr. deBary was also a partner in the law firm of Hawkins, Delafield & Wood in New York from 1975 to 1994.  Mr. deBary received an AB in 1968, and an M.B.A. and J.D. in 1971 from Columbia University.  Mr. deBary is a member of the American Bar Association, the New York State Bar Association, the Association of the Bar of the City of New York and the National Association of Bond Lawyers.  Mr. deBary is also a member of the Board of Managers of Teleoptic Digital Imaging, LLC, and serves as a director of several non-profit organizations, including New Neighborhoods, Inc., AA Alumni Foundation and the Society of Columbia Graduates.  Mr. deBary also serves as Chairman of the Board of Ethics of the Town of Greenwich, Connecticut.  Mr. deBary has served as a director since March 2002.

Class III Directors

FRANK CATANIA.  Frank Catania, 66, has been a principal at Catania Consulting Group and a lawyer at Catania & Associates since January 1999.  Prior to this, he was the assistant attorney general and director of New Jersey’s Division of Gaming Enforcement, a position he took in 1994.  Mr. Catania was a managing partner at the law offices of Catania & Harrington up until that time and was engaged in all aspects of civil and criminal litigation, real estate transactions, and corporate representation.  He was also elected and served as the assemblyman for New Jersey’s 35th Legislative District from 1990 through 1994.  Mr. Catania is currently a member of the International Masters of Gaming Law Association and was chairman of the International Association of Gaming Regulators from 1998 to 1999.  He has a J.D. from Seton Hall University School of Law and a B.A. from Rutgers College.  Mr. Catania became a director in November 2005.

JAMES SIMON.  James Simon, 61, has served as President and Chief Executive Officer of J. Simon & Associates Inc., a management and marketing consulting firm, since 1992.  He has also served as President and Chief Executive Officer of Strategic Marketing Consultants, Inc., a management and marketing consulting firm that he co-founded in 1994.  Mr. Simon has a BGS undergraduate degree from University of Nebraska and an MS graduate degree from University of Kansas.  Mr. Simon became a director in August 2007.

BRUCE M. BERG.  Bruce M. Berg, 48, has served as Chief Executive Officer of Fuller Development Company, the real estate development subsidiary of Cappelli Enterprises, Inc., since 2000.  Prior to joining Cappelli Enterprises, Inc., he served as Director of Development for Disney Development Company, the corporate real estate arm of The Walt Disney Company.  Prior to that, Mr. Berg was a Project Manager for Xerox Realty Corporation.  Mr. Berg has an M.B.A. from Columbia Business School and an undergraduate degree from Trinity College.  Mr. Berg became a director in June 2008.

Director Independence

The Board of Directors evaluates the independence of each nominee for election as a director in accordance with the Marketplace Rules of the NASDAQ Stock Market LLC (“Nasdaq”).  Pursuant to these rules, a majority of our Board of Directors must be “independent directors” within the meaning of the Nasdaq listing standards, and all directors who sit on our Corporate Governance and Nominating Committee, Audit Committee and Compensation Committee must also be independent directors.

The Nasdaq definition of independent director includes a series of objective tests, such as the director is not, and was not during the last three years, an employee of the Company and has not received certain payments from, or engaged in various types of business dealings with, the Company.  Under the director independence guidelines, the Board of Directors must affirmatively determine that a director has no relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.  To facilitate this determination, annually each director is asked to complete a questionnaire that provides information about relationships that might affect the determination of independence.  Based on the review and recommendation of the Corporate Governance and Nominations Committee, the Board of Directors analyzed the independence of each director and, as further required by the Nasdaq Marketplace Rules, has made a subjective determination as to each director as to whether any relationships exist which, in the opinion of the Board of Directors, would interfere with such individual’s exercise of independent judgment in carrying out his or her responsibilities as a director.  In making these determinations, the Board of Directors reviewed and discussed information provided by the directors with regard to each director’s business and personal activities as they may relate to the Company and its management, including all transactions in which the Company and any director had any interest, including those discussed under “Certain Relationships and Related Transactions” below.

The Board of Directors has affirmatively determined that none of our directors has a material relationship with the Company other than Mr. Hanlon, our President and Chief Executive Officer, who is a full time employee of the Company, Mr. Friedman, who is a partner with Olshan Grundman Frome Rosenzweig & Wolosky LLP, a law firm that provides services to our Company, John Sharpe, who the Board of Directors determined is not independent by virtue of compensation paid to him by the Company for his services as a director, and Bruce M. Berg, who is sole member of Convention Hotels LLC, which is the general partner of Concord Associates, L.P. (“Concord”).  The Board of Directors has also affirmatively determined that all members of our Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee are independent directors.

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

The following table sets forth information concerning beneficial ownership of our capital stock outstanding at September 15, 2008 by (i) each director and director nominee as of September 15, 2008; (ii) each executive officer of the Company as of September 15, 2008; (iii) each current and former executive officer included in the Summary Compensation Table below; (iv) each stockholder known to be the beneficial owner of more than five percent of any class of the Company’s voting securities; and (v) all directors and executive officers of the Company, as a group.

The information regarding beneficial ownership of our Common Stock has been presented in accordance with the rules of the SEC.  Under these rules, a person may be deemed to beneficially own any shares of capital stock as to which such person, directly or indirectly, has or shares voting power or investment power, and to beneficially own any shares of our capital stock as to which such person has the right to acquire voting or investment power within 60 days through the exercise of any stock option or other right.  The percentage of beneficial ownership as to any person as of a particular date is calculated by dividing (a) (i) the number of shares beneficially owned by such person plus (ii) the number of shares as to which such person has the right to acquire voting or investment power within 60 days by (b) the total number of shares outstanding as of such date, plus any shares that such person has the right to acquire from us within 60 days.  Including those shares in the tables does not, however, constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares.  Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person’s spouse) with respect to all shares of capital stock listed as owned by that person or entity.

Name and Address of Beneficial Owner(1)	Common Stock Beneficially Owned			Series B Preferred Stock Beneficially Owned		Series E Preferred Stock Beneficially Owned
	Shares		Percentage	Shares	Percentage	Shares	Percentage
Thomas W. Aro	119,700	(2)	*	--	--	--	--

Paul A. deBary	205,508	(3)	*	--	--	--	--

John Sharpe	257,000	(4)	*	--	--	--	--

David P. Hanlon	1,327,614	(5)	3.80%	--	--	--	--

Ralph J. Bernstein	2,276,243	(6)	6.70%	--	--	--	--

Robert H. Friedman	60,000	(7)	*	--	--	--	--

Frank Catania	60,000	(8)	*	--	--	--	--

Richard L. Robbins	40,000	(9)	*	--	--	--	--

James Simon	44,520	(10)	*	--	--	--	--

Ronald J. Radcliffe	223,333	(11)	*	--	--	--	--

Hilda Manuel	79,333	(12)	*	--	--	--	--

Clifford A. Ehrlich	117,258	(13)	*	--	--	--	--

Charles Degliomini	121,101	(14)	*	--	--	--	--

Joseph E. Bernstein	1,588,234	(15)	4.68%	--	--	--	--

Ken Dreifach	--		--	--	--	--	--

Bruce M. Berg	22,500	(16)	*

Louis R. Cappelli c/o Cappelli Enterprises, Inc. 115 Stevens Avenue Valhalla, NY 10595	5,374,512	(17)	15.85%	--	--	--	--

Wells Fargo & Company 420 Montgomery Street San Francisco, CA 94104	2,467,280	(18)	7.28%	--	--	--	--

Directors and Officers as a Group	4,834,410		13.43%	--	--	--	--

Patricia Cohen 8306 Tibet Butler Drive Windmere, FL 34786	--		--	44,258	100%	--	--

Bryanston Group, Inc. 2424 Route 52 Hopewell Junction, NY 12533	--		--	--	--	1,551,213	89.6%

Stanley Tollman c/o Bryanston Group, Inc. 2424 Route 52 Hopewell Junction, NY 12533	--		--	--	--	152,817	8.8%
_______________
* less than 1%

(1)
Unless otherwise indicated, the address of each stockholder, director, and executive officer listed above is Empire Resorts, Inc., c/o Monticello Gaming and Raceway, Route 17B, P.O. Box 5013, Monticello, New York, 12701.

(2)
Includes 4,200 shares of Common Stock owned directly by Thomas W. Aro and options that are currently exercisable into 115,500 shares of Common Stock.  On January 16, 2008, Mr. Aro announced his retirement effective March 31, 2008.

(3)
Includes 82,913 shares of Common Stock owned directly by Paul deBary, 12,595 shares of Common Stock held in an individual retirement account for Mr. deBary’s benefit, options that are currently exercisable into 106,250 shares of Common Stock and options that are exercisable into 3,750 shares of Common Stock on October 15, 2008.

(4)
Includes 2,000 shares of Common Stock owned directly by John Sharpe, options that are currently exercisable into 251,250 shares of Common Stock and options that are exercisable into 3,750 shares of Common Stock on October 15, 2008.

(5)	Consists of 261,023 shares of restricted stock and options that are currently exercisable into 1,066,591 shares of Common Stock.

(6)	Includes 2,221,243 shares of Common Stock owned directly by Ralph J. Bernstein and options that are currently exercisable into 55,000 shares of Common Stock.

(7)	Consists of options that are currently exercisable into 56,250 shares of Common Stock and options that are exercisable into 3,750 shares of Common Stock on October 15, 2008.

(8)	Consists of options that are currently exercisable into 56,250 shares of Common Stock and options that are exercisable into 3,750 shares of Common Stock on October 15, 2008.

(9)	Consists of options that are currently exercisable into 36,250 shares of Common Stock and options that are exercisable into 3,750 shares of Common Stock on October 15, 2008.

(10)
Includes 18,270 shares of Common Stock owned directly by James Simon, options that are currently exercisable into 22,500 shares of Common Stock and options that are exercisable into 3,750 shares of Common Stock on October 15, 2008.

(11)	Consists of options that are currently exercisable into 206,666 shares of Common Stock and options that are exercisable into 16,667 shares of Common Stock on October 21, 2008.

(12)	Consists of options that are currently exercisable into 75,166 shares of Common Stock and options that are exercisable into 4,167 shares of Common Stock on October 21, 2008.

(13)	Includes 80,592 shares of Common Stock owned directly by Clifford A. Ehrlich and options that are currently exercisable into 36,666 shares of Common Stock.

(14)	Includes 62,769 shares of Common Stock owned by Fox-Hollow Lane LLC, of which Charles Degliomini is the managing member, and options that are currently exercisable into 58,332 shares of Common Stock.

(15)	Consists of 1,588,234 shares of Common Stock owned directly by Mr. Bernstein.

(16)	Consists of options that are currently exercisable into 18,750 shares of Common Stock and options that are exercisable into 3,750 shares of Common Stock on October 15, 2008.

(17)
According to a Schedule 13D/A filed by Louis R. Cappelli, LRC Acquisition LLC (“LRC”) and Cappelli Resorts LLC on August 22, 2008, Mr. Cappelli has an indirect ownership interest in an aggregate of 5,374,512 shares consisting of (i) 811,030 shares of Common Stock purchased by LRC on April 29, 2008, (ii) 1,174,512 shares of Common Stock distributed to Cappelli Resorts LLC by Concord, effective as of May 1, 2008, (iii) 811,030 shares of Common Stock purchased by LRC on June 2, 2008, (iv) 811,030 shares of Common Stock purchased by LRC on June 30, 2008, and (v) 1,766,910 shares of Common Stock purchased by LRC on July 31, 2008. Mr. Cappelli has the shared power to dispose of or direct the disposition of 5,374,512 shares of Common Stock held of record by Cappelli Resorts LLC and by LRC.

(18)
According to a Schedule 13G/A filed by Wells Fargo & Company filed on January 23, 2008, it and Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC have sole dispositive power and sole voting power with respect to the 2,467,280 shares.

Committees and Meetings of the Board of Directors

The Board of Directors met on 10 occasions and acted by unanimous written consent on two occasions during the fiscal year ended December 31, 2007.  During the time served as a director during 2007, each of the directors attended at least 75% of the meetings held by the Board of Directors.  There are three committees of the Board of Directors: the Audit Committee, the Compensation Committee and the Corporate Governance and Nominations Committee.

Audit Committee

We have a separately-designated standing Audit Committee as defined in Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  In addition, our Board of Directors adopted a written charter for the Audit Committee, a copy of which was included as Appendix A to our proxy statement for the 2007 annual meeting of stockholders, and which is available, free of charge, from the Company by writing to Investor Relations at Empire Resorts, Inc., 701 N. Green Valley Parkway, Suite 200, Henderson, NV 89074 or calling (845) 807-0001.

The members of the Audit Committee are Paul A. deBary (chairman of the committee), Frank Catania and Richard L. Robbins.  Each of Messrs. deBary, Catania and Robbins is independent from the Company, as independence is defined in Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers (the “NASD”).  Our Board of Directors believes that Mr. Paul A. deBary is an Audit Committee financial expert, as such term is defined in Item 407(d)(5) of Regulation S-K.

The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its responsibility to oversee our financial reporting activities.  The Audit Committee is responsible for reviewing with both our independent certified public accountants and management, our accounting and reporting principles, policies and practices, as well as our accounting, financial and operating controls and staff.  The Audit Committee has reviewed and discussed our audited financial statements with management, and has discussed with the independent auditors the matters required to be discussed by SAS 61, as amended.  Additionally, the Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees) and has discussed with the independent accountant the independent accountant’s independence.  Based upon such review and discussion, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

The Audit Committee met on five occasions during the fiscal year ended December 31, 2007.  Each of the members of the Audit Committee attended each of the meetings held by the Audit Committee during the time he served as a member of the committee.

Paul A. deBary, Chairman
Frank Catania
Richard L. Robbins

Corporate Governance and Nominations Committee

The Corporate Governance and Nominations Committee recommends appropriate governance practices, recommends criteria for service as a director and reviews candidates to serve as directors.  The Corporate Governance and Nominations Committee has adopted a written charter, a copy of which was included as Appendix B to our proxy statement for the 2007 annual meeting of stockholders.  The members of the Corporate Governance and Nominations Committee are Ralph J. Bernstein, Frank Catania and James Simon.  Mr. Simon serves as chairman of the Corporate Governance and Nominations Committee.  Each of Messrs. Bernstein, Catania and Simon is independent from the Company, as independence is defined in Rule 4200(a)(15) of the NASD listing standards.

The Corporate Governance and Nominations Committee develops, recommends and oversees implementation of corporate governance principles for the Company.  In addition, it considers recommendations for director nominees from a wide variety of sources, including members of our Board of Directors, business contacts, community leaders, third-party advisory services and members of management.  The corporate governance and nominations also considers stockholder recommendations for director nominees that are properly received in accordance with applicable rules and regulations of the SEC.

The Board of Directors believes that all of its directors should have the highest personal integrity and have a record of exceptional ability and judgment.  The Board of Directors also believes that its directors should ideally reflect a mix of experience and other qualifications.  There is no firm requirement of minimum qualifications or skills that candidates must possess.  The Corporate Governance and Nominations Committee evaluates director candidates based on a number of qualifications, including their independence, judgment, leadership ability, expertise in the industry, experience developing and analyzing business strategies, financial literacy, risk management skills, and, for incumbent directors, his or her past performance.  In making its recommendations, the Corporate Governance and Nominations Committee seeks out outstanding talent among minority groups and women.

Stockholders wishing to nominate a candidate for director at the annual stockholders meeting must give written notice to Empire Resorts, Inc., 701 N. Green Valley Parkway, Suite 200, Henderson, NV 89074, Attention: Investor Relations either by personal delivery or by United States mail, postage prepaid.  The stockholder’s notice must be received by us not later than the close of business on the 120th calendar day prior to the date on which notice of the prior year’s annual meeting was first mailed to stockholders.  The stockholder’s written notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; and (b) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made (i) the name and address of such stockholder, as they appear on our books, and of such beneficial owner, (ii) the class and number of shares of the Company which are owned beneficially and of record by such stockholder and such beneficial owner and (iii) a representation that the stockholder is a holder of record of shares of the Company and intends to appear in person or by proxy at the meeting to propose such business.

The Corporate Governance and Nominations Committee initially evaluates a prospective nominee on the basis of his or her resume and other background information that has been made available to the committee.  A member of the Corporate Governance and Nominations Committee will contact for further review those candidates who the committee believes are qualified, who may fulfill a specific board need and who would otherwise best make a contribution to the Board of Directors.  If, after further discussions with the candidate, and other further review and consideration as necessary, the Corporate Governance and Nominations Committee believes that it has identified a qualified candidate, it will make a recommendation to the Board of Directors.

The Corporate Governance and Nominations Committee met on three occasions and acted by unanimous written consent on one occasion during the fiscal year ended December 31, 2007.  Each of the members of the Corporate Governance and Nominations Committee attended each of the meetings held by the Corporate Governance and Nominations Committee during the time each director served as a member of the committee.

Compensation Committee

The Compensation Committee, which is comprised of Ralph J. Bernstein (chairman of the committee), Paul A. deBary, Richard L. Robbins and James Simon, is responsible for establishing and reviewing the appropriate compensation of our directors and officers, for reviewing employee compensation plans and for considering and making grants and awards under, and administering, our equity incentive plans.  The Compensation Committee has adopted a written charter, a copy of which was included as Appendix C to our proxy statement for the 2007 annual meeting of stockholders.  During fiscal 2007, there were six meetings of the Compensation Committee.  Each of the members of the Compensation Committee attended each of the meetings held by the Compensation Committee during the time such director served as a member of the committee.

Code of Ethics

We adopted a code of ethics that is available on its internet website (www.empireresorts.com) and will be provided in print without charge to any stockholder who submits a request in writing to Empire Resorts, Inc., 701 N. Green Valley Parkway, Suite 200, Henderson, NV 89074, Attention: Investor Relations.  The code of ethics applies to each director and officer, including the Chief Financial Officer and Chief Executive Officer, and all of our other employees and our subsidiaries.  The code of ethics provides that any waiver of the code of ethics may be made only by the Board of Directors.

Procedures for Contacting Directors

The Board of Directors has established a process for stockholders to send communications to the Board of Directors.  Stockholders may communicate with the Board of Directors generally or a specific director at any time by writing to: Empire Resorts, Inc., 701 N. Green Valley Parkway, Suite 200, Henderson, NV 89074, Attention: Investor Relations.  The Company reviews all messages received, and forwards any message that reasonably appears to be a communication from a stockholder about a matter of stockholder interest that is intended for communication to the Board of Directors.  Communications are sent as soon as practicable to the director to whom they are addressed, or if addressed to the Board of Directors generally, to the chairman of the Corporate Governance and Nominations Committee.  Because other appropriate avenues of communication exist for matters that are not of stockholder interest, such as general business complaints or employee grievances, communications that do not relate to matters of stockholder interest are not forwarded to the Board of Directors.

Executive Officers

The executive officers of the Company are:

David P. Hanlon	Chief Executive Officer and President

Ronald J. Radcliffe	Chief Financial Officer and Treasurer

Hilda A. Manuel	Senior Vice President for Native American Affairs and Chief Compliance Officer

Clifford A. Ehrlich	Executive Vice President and General Manager

Charles Degliomini	Senior Vice President – Government Relations and Corporate Communications

Information with respect to Mr. Hanlon is set forth above under “Nominee Information” on page 5.

RONALD J. RADCLIFFE.  Ronald J. Radcliffe, 65, joined us as our Chief Financial Officer in May 2005.  Mr. Radcliffe was previously Chief Financial Officer, Treasurer and Vice President of the Rio Suites Hotel & Casino in Las Vegas from 1996-2000, where he negotiated the sale of the company to Harrah’s Entertainment, Inc.  He was also the lead company representative in the company’s $125 million secondary public offering, negotiating a $300 million revolving line of credit, and a public offering of $125 million in subordinated debt.  In 2001, Mr. Radcliffe started a gaming consultancy business, and in 2002 became Chief Financial Officer, Treasurer, Vice President and Principal of Siren Gaming, LLC, a management company for an Indian Class III casino.  From 1993 to 1995, Mr. Radcliffe was Chief Financial Officer, Treasurer and Vice President of Mikohn Gaming Corporation, Las Vegas, NV.  Prior to this, he was Vice Chairman, President, Chief Operating Officer and Chief Financial Officer for Sahara Resorts, Las Vegas, NV.  Mr. Radcliffe is a licensed C.P.A. and received a B.S. in business administration in 1968 from the University of Nevada.

HILDA A. MANUEL.  Hilda A. Manuel, 57, joined us in March 2005 as our Senior Vice President for Native American Affairs and Chief Compliance Officer.  From February 2003 through December 2004, Ms. Manuel served as deputy general counsel for the Gila River Indian Community, where she supervised general employees and attorneys with respect to civil and criminal matters.  From May 2000 through March 2002, Ms. Manuel served as special counsel to the law firm of Steptoe & Johnson, LLP, where she oversaw business development with Indian tribes and Indian organizations, along with supervising the management of cases for Indian clients.  From October 1994 through April 2000, Ms. Manuel served as the Deputy Commissioner of the BIA for the U.S. Department of the Interior.  As Deputy Commissioner, Ms. Manuel was responsible for the overall management of the BIA, including the maintenance of government-to-government relationships with Indian tribes, protecting trust resources and the trust assets of Indian tribes, the fiscal administration and expenditure of $2.8 billion in appropriated funds and the supervision of 12 regional offices, 83 tribe-agencies and over 13,000 employees.  From February 1992 through May 1994, Ms. Manuel served as Staff Director for the Indian Gaming Management Office of the BIA, where she was responsible for implementing the responsibilities of the Secretary of the Interior under the Indian Gaming Regulatory Act of 1988, along with supervising acts related to the approval of Class III gaming tribal-state compacts, fee to trust land acquisitions for gaming purposes, revenue allocation plans, including per capita distributions of gaming revenues, and the development of policy guidelines and directives on gaming related issues within the authority of the Secretary of the Interior. Finally, from May 1991 through February 1992, Ms. Manuel served as Division Chief for Tribal Government Affairs for the BIA and from February 1990 through July 1991, Ms. Manuel was a Judicial Services Specialist for the BIA.

CLIFFORD A. EHRLICH.  Clifford A. Ehrlich, 48, has been an employee of the Company since 1995.  In February 2008, he was promoted to Executive Vice President and General Manager.  Prior to his promotion, he most recently served as Senior Vice President of our subsidiary, Monticello Raceway Management, Inc.  From 1981 to 1994, Mr. Ehrlich served as Vice President and an owner of the Pines Resort Hotel & Conference Center in the Catskills.  Mr. Ehrlich has also held the position of executive committee member of the Sullivan County Tourism Advisory Board and served as President of the Catskill Resort Association.  Mr. Ehrlich received a bachelor’s degree in business administration with an emphasis in management and marketing from the University of Colorado Business School in 1981.

CHARLES DEGLIOMINI.  Charles Degliomini, 49, has been an employee or consultant of the Company since 2004.  In February 2008, he was promoted to Senior Vice President - Government Relations and Corporate Communications.  Previously, he was Senior Vice President of Sales and Marketing of eLottery, Inc., the first firm to advance the technology to facilitate the sales and marketing of governmental lottery tickets on the Internet.  Before taking the position at eLottery, Mr. Degliomini was President and founder of Atlantic Communications, a New York-based corporate and government affairs management company.  Mr. Degliomini served in the General Services Administration (GSA) as Chief of Staff to the Regional Administrator from 1985 to 1998, and was the New York State Communications Director for Reagan-Bush in 1984.  Mr. Degliomini has a B.A. in political science from Queens College and is an M.A. candidate at the New York University School of Public Administration.

Executive Compensation

Compensation Discussion and Analysis

Objectives of Our Compensation Program

Our compensation programs are intended to encourage executives and other key personnel to create sustainable growth in value for our stockholders.  In particular, the objectives of our programs are to:

•	attract, retain, and motivate superior talent;

•	ensure that compensation is commensurate with our performance and stockholder returns;

•	provide performance awards for the achievement of strategic objectives that are critical to our long-term growth; and

•	ensure that our executive officers and key personnel have financial incentives to achieve sustainable growth in stockholder value.

Business Strategy

Our 2008 business strategy for building sustainable growth in stockholder value remains similar to the strategy we have employed for the past few years.  Key components of the strategy are as follows:

•	Improve our operating efficiencies to the point where we are once again profitable;

•	Enter into strategic joint ventures which help drive our growth;

•	Secure a Class III gaming license for a facility to be part of our existing New York operation; and

•	Take advantage of opportunities which can help us grow.

Elements of Our Executive Compensation Structure

Our compensation structure consists of two tiers of remuneration.  The first tier consists of base pay, and a suite of retirement, health, and welfare benefits.  The second tier consists of both short and long term incentive compensation.

Base pay and benefits are designed to be sufficiently competitive to attract and retain world class executives.

Our short term incentive plan provides for cash bonuses to be paid to executives based on individual and corporate performance.

Commencing in 2008, the Compensation Committee intends to establish preset goals, and amounts of short term incentive which will be paid for achieving those goals.

Bonuses of $10,000 and $12,000 were paid in 2007 to our Chief Compliance Officer and Chief Operating Officer, with respect to the 2006 fiscal year.  No other bonuses were paid with respect to the 2006 fiscal year.  In addition, no bonuses will be paid in 2008 with respect to the 2007 fiscal year.

Our long term incentive plan provides for awards of stock options, restricted stock, and other equity based incentives.  These are designed to reward executives for the achievement of longer term objectives which result in an increase in share value.

Reasons for the Current Incentive Plan Structure

In 2008, the Company will continue to focus on our racing and video gaming businesses and we will continue to pursue property development opportunities through strategic alliances.  In addition, we will continue to pursue a Class III gaming license.  If successfully pursued, this strategy will eventually result in the creation of additional and sustainable share value.

Our short term incentive plan will reward executives for the achievement of milestones which are critical to our business strategy, coupled with cost cutting and other ways of improving our operating efficiency.  Bonuses will only be paid to the extent objectives are achieved and the operating performance of the Company so warrants.

Awards outstanding under the long term incentive plan currently consist of stock options, as well as restricted stock.  In future years, we may also make grants of other equity based awards.  The long term incentive plan is designed to reward executives for increasing long term share value.  This will be accomplished by the successful execution of the Company’s business objectives, coupled with the consistent achievement of profitability goals.  The long term incentive plan will keep executives focused on both revenue and profit growth, and it can potentially be a very significant source of compensation for executive officers in the long term.

How We Determine to Pay What We Pay

Our cash compensation policy is based on:

•	The Company’s philosophy of providing significant pay at risk

•	Internal equity

•	Individual and corporate performance

In setting base pay, the Compensation Committee pays at a level which is necessary to attract and retain the level of talent it needs.  Compensation for the Company’s chief executive officer (“CEO”) and chief financial officer (“CFO”) was first set in their three year employment contracts, entered into on May 23, 2005.  The employment contracts state that the Compensation Committee shall review base pay annually, and make upward adjustments, as it deems appropriate.  The CEO’s salary was set at $500,000, and it has stayed at that level since the inception of the employment contract.  The CFO’s salary was set at $275,000 in his employment contract.  In 2007, the Compensation Committee exercised its discretion and raised the CFO’s base pay from $275,000 to $310,000.

Exceptional individual and corporate performance is rewarded via the annual bonus program, and is not reflected in base pay.  The Compensation Committee pays close attention to internal equity when it sets pay.  In particular, it takes into account the relative value of its individual executive officer jobs, as well as the value of the jobs immediately below the executive officer level.  Periodically, the Compensation Committee references base pay practices at public companies of a similar size, to help ensure base pay remains broadly within a competitive range.

In the future, the Compensation Committee intends to set annual cash bonus opportunity by (1) setting predetermined goals connected to the Company’s business strategy, and (2) specifying the amount of bonus which will be paid if the Company achieves some or all of those goals.  In setting the annual cash bonus opportunity, the Compensation Committee will abide by the philosophy that cash bonuses might be substantial if individual and corporate performance reaches predetermined levels.  In recent years, material cash bonuses have not been paid, because corporate performance has not warranted it.

Overall, our cash compensation practices reflect our long held philosophy that annual cash compensation shall consist of (1) base pay at the level to attract and retain the caliber of talent we need and (2) bonus compensation which is entirely performance based.

Our Compensation Committee takes into account several factors in determining the level of long-term incentive opportunity to grant to our executive officers.  In 2007, the Compensation Committee took the following factors into account

•	Individual executive performance;

•	Equity compensation grants which have been granted previously;

•	The effect of equity compensation grants on fully diluted earnings per share;

•	Each executive officer’s portion of the total number of options being granted to employees in fiscal 2007; and

•	The level of grants necessary to keep our executive officers focused and motivated in the coming year.

In considering the level of option grants required to keep our executive officers focused and motivated, the Compensation Committee periodically makes reference to equity compensation practices at similar sized public companies.  However, no effort is made to make grants at a particular percentile of the market range.

In February 2008, the Compensation Committee retained Denver Management Advisors, Inc. to provide market data and recommendations to the Compensation Committee regarding compensation for executive officer positions.

Policy for Allocating Between Long Term and Current Compensation

Our policy for allocating between long-term and current compensation for our executive officers is as follows:

•
We expect that in the long run the bulk of total compensation paid to executive officers will come from stock options and other equity based long term incentives.  Executive officers would only enjoy rewards to the extent they create commensurate value for stockholders. This would be in keeping with our philosophy of utilizing executive compensation to create sustained increases in value for our stockholders.

•
We recognize that to create sustainable increases in share value, increases in growth and profitability are necessary.  Accordingly, it is our intention to provide competitive cash bonus opportunities.  However, annual bonuses will only be paid to the extent short term objectives are achieved or exceeded.

•	Finally, we recognize that in order to attract and retain the kind of talent necessary to build share value, we must pay competitive base salary and benefits.

Benchmarking of Compensation

Our compensation philosophy does not include an effort to pay executive officers at a particular percentile of the market range.  Accordingly, we did not select a group of peer companies with an eye toward using their executive officer pay as a benchmark against which to set our compensation.  As stated above, we take several factors into account in determining base pay, short term incentive opportunity, and long term incentive opportunity, including individual and corporate performance, changes in position responsibility, and internal equity.

Nevertheless, we understand that there are several companies which are competitors for executive officer talent, and we view it as useful to examine their pay practices from time to time.  In the course of determining cash compensation for our executive officers in 2007, we looked at publicly traded gaming companies.   For purposes of determining long term incentive grants, we looked at practices in a wide variety of companies, both in and outside of the industry.  For the limited purpose of the analysis set forth below, the compensation paid to the executive officers of these positions is referred to as “market”.

Based on our review of the data, it appeared that all of our executive officers were at, or slightly below, the midpoint of the market range, when base salary, bonus opportunity, and long term incentives were taken into account. The one exception was our CEO, whose base salary and prior year equity compensation grants put him above the midpoint of the market range.  Since our CEO is a proven industry veteran whose skill and reputation are essential for the Company to meet its near term goals, the Compensation Committee believes that his retention is important, and his pay package is justified.

Long Term Incentive Opportunity – Basis for Reward and Downside Risk

To date, the Compensation Committee has awarded stock options and restricted stock under our 2004 Stock Option Plan and the 2005 Equity Incentive Plan.  The Compensation Committee may consider using other equity based incentives in the future.  Options bear a relationship to the achievement of our long-term goals in that they increase in value as our stock increases in value.

Our executive officers are exposed to downside risk through the shares of the Company they own outright and/or through the options they hold.  Declines in the stock price will result in the shares they hold outright becoming less valuable, and the options becoming less valuable, or worthless.

The Compensation Committee carefully evaluates the cost of options and restricted stock it grants to its executive officers, in terms of their impact on fully diluted earnings per share.  The Compensation Committee will continue to evaluate the cost of options and other forms of equity compensation against the benefit those vehicles are likely to yield in building sustainable growth in stockholder value.

Equity Grants and Market Timing

We do not grant options in coordination with the release of material, non-public information, and we do not intend to adopt such a practice in the future.  During 2007,  annual awards of stock options to our executive officers and key employees were usually made at  regularly scheduled Compensation Committee meetings.   Exceptions would include grants made to new hires, grants made as a result of promotions, and other extraordinary circumstances.

We have properly accounted for all of our option grants.  When we award options and set the exercise price, the exercise price is based on the fair market value of our stock on the grant date.  Our 2005  Equity Incentive Plan defines “fair market value” as the closing price of publicly traded shares of Stock on the principal securities exchange on which shares of stock are listed, or on the NASDAQ Stock Market (if shares are regularly quoted on the NASDAQ Stock Market), or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company or as determined by the Compensation Committee in a manner consistent with the provisions of United States Internal Revenue Code of 1986, as amended (the “Code”).

Specific Forms of Compensation and the Role of Committee Discretion

In the past, the Compensation Committee has retained the discretion to review executive officer base pay, and to make increases based on executive performance and market norms. The Compensation Committee has also recommended increases when executives have been promoted, or their responsibilities have otherwise been expanded.   In addition, the Compensation Committee has retained the discretion to make long-term incentive grants based on several factors detailed in this Compensation Discussion and Analysis.  The Compensation Committee intends to retain the discretion to make decisions about executive officer base compensation and certain levels of stock option grants and restricted stock grants without predetermined performance goals or metrics.

The Compensation Committee retains its right to make future grants of options, restricted stock, or other equity compensation based on Company and individual performance.  At this time, it has not been determined whether it would exercise discretion to increase or reduce the size of an award or payout if the performance goals are met, or pay all or any portion of an award or payout despite the performance goals not being met.

In the past, the Compensation Committee has retained the discretion to pay individual bonuses to the Chief Executive Officer and Named Executive Officers, based on corporate and individual performance.  The determination whether a bonus was paid, as well as the amount, was left to the discretion of the Compensation Committee.  The Chief Operating Officer was paid $12,000 for his 2006 performance, and the Chief Compliance Officer was paid $10,000 for her 2006 individual performance.  No bonuses were paid to the Chief Executive Officer or to Named Executive Officers with respect to the 2007 fiscal year.

In the future, the Compensation Committee intends to set predetermined goals, as well as predetermined bonus amounts for achieving such goals.  These goals will be set as early as possible in the fiscal year for which the bonus is to be paid.

How Individual Forms of Compensation are Structured and Implemented to Reflect the Named Executive Officers’ Individual Performance and Contribution.

We are engaged in a concerted strategic effort to increase revenue, profit, and operating efficiency.  The CEO and the Named Executive Officers work as a team to accomplish these goals.  Their base pay, annual bonus opportunity, and respective long term incentive opportunity reflect their individual contribution to the Company and market practices.

The CFO received an option grant for 40,000 shares in May 2007 which vest over a two year period. The Chief Compliance Officer received an option  grant for 10,000 shares in January 2007, which vest over three years.  Both grants were made pursuant to the Company’s 2005 Equity Incentive Plan.  The amount of each individual grant reflects the Compensation Committee’s assessment of each individual’s contribution.  As of the end of fiscal 2007, none of the January or May 2007 option grants were in the money.

Policies and Decisions Regarding Adjustment or Recovery of Awards or Payments if Relevant Performance Measures are Restated or Adjusted

We have not previously needed to adjust or recover awards or payments because relevant performance measures were restated or adjusted.  If this occurred, we expect that we would take steps legally permissible to adjust or recover awards or payments in the event relevant performance measures upon which they were based were restated or otherwise adjusted in a manner that would reduce the size of an award or payment.

Factors Considered in Decisions to Increase or Decrease Compensation Materially

During the tenure of the current Compensation Committee, the Company has not previously materially increased or decreased compensation.  We expect that the primary factor we would consider in such a case is a clear, sustained market trend.

Impact that Amounts Received or Realizable From Previously Earned Compensation Have on Other Compensation

We maintain no compensation plans programs where gains from prior compensation would directly influence amounts currently earned.  The only factor where gains from prior awards are considered is where the Compensation Committee determines the appropriate size of long-term incentive grants.

The Basis for a Change of Control Triggering Payment

We have entered into an employment agreement with our CEO which provides that if the Company terminates his employment without Cause or if he resigns with Good Reason (as those terms are defined in his employment contract) then the Company is obligated to continue to pay his compensation for the remainder of its term, and the options and restricted shares granted at the commencement of his employment contract would immediately vest.  The employment agreement also provides that if the CEO terminates his contract within one year of a change of control, the cash compensation which we are obligated to pay him, as described above, will be paid in a lump sum.  The CEO’s contract provides that if it is not to be renewed at the end of its term, the Company must provide the CEO with 180 days notice.  As of the date of this Compensation Discussion and Analysis, the Company and the CEO have waived their rights to the 180 day notice.   The employment agreement,  and the change of control provisions discussed herein, expired on June 23, 2008.  The terms of the contract renewal are currently under review.

Impact of Accounting and Tax Treatment on Various Forms of Compensation

We take the impact of accounting and tax treatment on each particular form of compensation into account.  Our incentive payments are designed so that they are deductible under Section 162(m) of the Code.  We closely monitor the accounting treatment of our equity compensation plans, and in making future grants, we expect to take the accounting treatment into account.

Ownership Requirements and Policies Regarding Hedging Risk in Company’s Equity Securities

Since a significant ownership stake in the Company by its directors and executive officers leads to a stronger alignment of interests with stockholders, the Board has encouraged stock ownership by non-employee directors and executive officers. However, there are currently no share ownership guidelines in place.

Our executive officers are not allowed to make a short sale of stock, which we define as any transaction whereby one may benefit from a decline in our stock price.

The Role of Executive Officers in Determining Compensation

In early 2007, our CEO supplied the Compensation Committee with his thoughts on what the personal goals of the Named Executive Officers should be, for purposes of the 2007 annual incentive plan.  The CEO also apprised the Compensation Committee with his assessment of the performance of the Named Executive Officers in 2006, and the Committee took this information into account, among other information, in setting their base pay for 2007.

At the close of 2007, the CEO supplied the Compensation Committee with similar input, regarding 2007 performance of the Named Executive Officers, as well the CEO’s thoughts on individual objectives for the 2008 annual incentive plan.

Other than the input supplied above, neither the CEO nor any Named Executive Officer played any role in determining executive officer compensation.

Summary Compensation Table

The following table sets forth all information concerning the compensation received for the fiscal years ended December 31, 2007 and 2006, for services rendered to us by David P. Hanlon, our chief executive officer, Ronald J. Radcliffe, our chief financial officer, and each of our two other most highly compensated executive officers.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($) (1)	All Other Compensation ($) (2)	Total ($)

David P. Hanlon Chief Executive Officer	2007	500,000	-	109,411	389,762	9,000	1,008,173
	2006	500,000	-	529,633	1,377,829	8,800	2,416,262

Ronald J. Radcliffe Chief Financial Officer	2007	295,596	-	-	324,766	9,000	629,362
	2006	275,000	-	-	352,269	8,800	636,069

Thomas W. Aro (3) Chief Operating Officer	2007	195,000	12,000	-	49,806	9,000	265,806
	2006	195,000	-	-	109,840	7,800	312,640

Hilda Manuel Sr. VP for Native American Affairs	2007	180,000	10,000	-	146,272	5,400	341,672
	2006	160,192	-	-	159,724	2,000	321,916

(1)
These amounts represent the dollar amount recognized for financial reporting purposes for the years ended December 31, 2007 and December 31, 2006, as applicable, for the value of prior year and current year grants of restricted stock and stock options allocable to that year and are computed in accordance with SFAS No. 123R.  Please see Notes B, I and J to our consolidated financial statements contained in our Form 10-K for the fiscal year ended December 31, 2007 for more information on these issues.

(2)
These amounts reflect the Company matching contributions associated with amounts contributed by the individuals to our 401(k) benefit plan.  See Note M to our consolidated financial statements contained in our Form 10-K for the fiscal year ended December 31, 2007 for more information on this plan.

(3)	Mr. Aro retired effective March 31, 2008.

Grant of Plan-Based Awards

The following table sets forth information concerning grants of plan-based awards made by us during 2007, to each of the named executive officers:

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards ($)	Grant Date Fair Value of Stock and Option Awards ($) (1)
David P. Hanlon	-	-	-	-

Thomas W. Aro	-	-	-	-

Ronald J. Radcliffe	5/24/07	40,000	7.40	253,200

Hilda Manuel	1/30/07	10,000	8.74	75,360

(1)
These amounts reflect the aggregate grant date fair value of options granted in the year ended December 31, 2007 under our 2005 Equity Incentive Plan computed in accordance with SFAS No. 123R.  Please see Notes B and J to our consolidated financial statements contained in our Form 10-K for the fiscal year ended December 31, 2007 for more information.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

Employment Agreements

On May 23, 2005, we entered into an employment agreement with David P. Hanlon which sets forth terms and provisions governing Mr. Hanlon’s employment as our Chief Executive Officer and President.  This agreement provides for an initial term of three years at an annual base salary of $500,000.  In addition, Mr. Hanlon is entitled to participate in any annual bonus plan or equity based incentive programs maintained by us for our senior executives.  In connection with his employment, Mr. Hanlon received an option grant of a 10-year non-qualified stock option to purchase 1,044,092 shares of our Common Stock pursuant to the 2005 Equity Incentive Plan, subject to stockholder approval, at an exercise price per share of $3.99, vesting 33% 90 days following the grant date, 33% on the first anniversary of the grant and 34% on the second anniversary of the grant, which approval was received on August 17, 2005.  We also granted Mr. Hanlon 261,023 restricted shares, pursuant to our 2005 Equity Incentive Plan, vesting 33% on the grant date, 33% on the first anniversary of grant, and 34% on the second anniversary of the grant.  We agreed to provide certain benefits to Mr. Hanlon, including maintaining a term life insurance policy on the life of Mr. Hanlon in the amount of $2,000,000 and reimbursement for relocation expenses and expenses for temporary housing.

On May 23, 2005, we entered into an employment agreement with Ronald J. Radcliffe which sets forth terms and provisions governing Mr. Radcliffe’s employment as our Chief Financial Officer.  This agreement provides for an initial term of three years at an annual base salary of $275,000.  In addition, Mr. Radcliffe is entitled to participate in any annual bonus plan or equity based incentive programs maintained by us for our senior executives.  In connection with his employment, Mr. Radcliffe received an option grant of a 10-year non-qualified stock option to purchase 150,000 shares of our Common Stock pursuant to our 2005 Equity Incentive Plan, subject to stockholder approval, at an exercise price per share of $3.99, vesting 33% 90 days following the grant date, 33% on the first anniversary of the grant and 34% on the second anniversary of the grant, which approval was obtained on August 17, 2005.

On May 23, 2008, we entered into amendments to the employment agreements with Mr. Hanlon and Mr. Radcliffe, pursuant to which the initial term of each agreement was extended from May 23, 2008 to June 23, 2008.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning the outstanding equity awards of each of the named executive officers as of December 31, 2007:

	Option Awards
Name	Number of Securities Underlying Unexercised Options: Exercisable	Number of Securities Underlying Unexercised Options: Unexercisable	Option Exercise Price ($)	Option Expiration Date
David P. Hanlon	7,500	-	7.00	8/15/13 (1)
	5,000	-	11.97	3/24/14 (2)
	10,000	-	8.51	1/7/10 (3)
	1,044,092	-	3.99	5/23/15 (4)

Ronald J. Radcliffe	120,000	-	3.99	5/23/15 (5)
	40,000	20,000	5.53	8/10/16 (6)
	13,333	26,667	7.40	5/24/17 (14)

Thomas W. Aro	5,500	-	4.40	6/30/09 (7)
	20,000	-	2.12	1/9/11 (8)
	50,000	-	14.25	5/20/14 (9)
	20,000	10,000	6.75	12/16/15 (10)

Hilda Manuel	30,000	-	8.26	3/18/15 (11)
	5,667	2,833	6.75	12/16/15 (12)
	16,667	16,667	5.53	8/10/16 (13)
	0	10,000	8.74	1/30/17 (15)

Unless otherwise noted, option grants have a term of ten years.  Grants to Mr. Hanlon prior to May 23, 2005 were made to him in his capacity as a Director.

(1)	Granted and vested 8/5/03.
(2)	Granted and vested 3/24/04.
(3)	Granted and vested 1/7/05 – five year term.
(4)	Grant date 5/23/05 effective upon stockholder approval received on 8/17/05; vesting 33% 90 days after grant, 33% one year after grant and 34% two years after grant.

(5)
Total options granted 5/23/05 – 150,000 effective upon stockholder approval received on 8/17/05; vesting 33% 90 days after grant, 33% one year after grant and 34% two years after grant.  Options for 30,000 shares exercised on December 20, 2006.

(6)	Grant date 8/10/06; vesting 33.3% 90 days after grant, 33.3% one year after grant and 33.3% two years after grant.
(7)	Grant date 6/30/99; vesting 33.3% one year after grant, 33.3% two years after grant and 33.3% three years after grant.
(8)	Grant date 1/9/03; vesting 33.3% one year after grant, 33.3% two years after grant and 33.3% three years after grant - eight year term.
(9)	Grant date 5/20/04; vesting 50% on date of grant and 50% one year after grant.
(10)	Grant date 12/16/05; vesting 33.3% one year after grant, 33.3% two years after grant and 33.3% three years after grant.
(11)	Grant date 3/18/05; vesting one year.
(12)	Grant date 12/16/05; vesting 33.3% one year after grant, 33.3% two years after grant and 33.3% three years after grant.
(13)	Grant date 8/10/06; vesting 33.3% 90 days after grant, 33.3% one year after grant and 33.3% two years after grant.
(14)	Grant date 5/24/07; vesting 33.3% on date of grant, 33.3% one year after grant and 33.3% two years after grant.
(15)	Grant date 1/30/07; vesting 33.3% one year after grant, 33.3% two years after grant and 33.3% three years after grant.

Option Exercises and Stock Vested

The following table sets forth information concerning the exercising of stock options of each of the named executive officers in December 31, 2007:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting	Value Realized on Vesting ($)
David P. Hanlon	-	-	88,747	662,930

Ronald J. Radcliffe	-	-	-	-

Thomas W. Aro	18,000	129,600	-	-

Hilda Manuel	16,666	43,998	-	-

Potential Payments upon Termination or Change-in-Control

The employment agreements for each of David P. Hanlon and Ronald J. Radcliffe provide for potential payments upon termination, or, in the case of Mr. Hanlon, a change-in-control.  In the event that we terminate either Mr. Hanlon or Mr. Radcliffe’s employment with Cause or Mr. Hanlon or Mr. Radcliffe resigns without Good Reason, our obligations are limited generally to paying such executive’s base salary through the termination date.  In the event that we terminate Mr. Hanlon’s employment without Cause or he terminates his employment without Good Reason, the vesting of stock options and restricted stock shall be treated in accordance with the terms of the relevant plan, provided, however, that if Mr. Hanlon terminates his employment without Good Reason and the basis for such determination is based upon a good faith conclusion by Mr. Hanlon and the Board that the direction that the Company is going is inconsistent with the direction that Mr. Hanlon and the Board anticipated as of the commencement of Mr. Hanlon’s employment, then the stock options granted pursuant to Mr. Hanlon’s employment agreement may be exercised for a period of one year following such termination.

In the event that we terminate Mr. Hanlon’s employment without Cause or Mr. Hanlon resigns with Good Reason, we are generally obligated to continue to pay Mr. Hanlon’s compensation for the remainder of the term of Mr. Hanlon’s employment agreement and accelerate the vesting of the options and restricted shares granted at the commencement of this agreement.  If Mr. Hanlon terminates his employment within one year following a Change of Control, we shall pay such cash compensation in a lump sum.

In the event that we terminate Mr. Radcliffe’s employment without Cause or Mr. Radcliffe resigns with Good Reason, we are generally obligated to continue to pay Mr. Radcliffe’s compensation for a period of six months following such termination.

For purposes of their employment agreements, “Cause” is defined as the executive (i) pleading “guilty” or “no contest” to or being convicted of an act which is defined as a felony under federal or state law or as a crime under federal or state law which involves such executive’s fraud or dishonesty, (ii) in carrying out his duties, engaging in conduct that constitutes willful neglect or willful misconduct; provided such plea, conviction, neglect or misconduct results in material economic harm to the Company, (iii) such executive’s failure to obtain or maintain required licenses in the jurisdiction where the Company currently operates or has plans to operate, in either case as of the commencement of such executive’s employment or (iv) such executive’s material breach of his employment agreement.

For purposes of their employment agreements, “Good Reason” is defined as the occurrence of any of the following without such executive’s prior written consent:  (i) the failure to appoint or continue such executive in their current position with the Company; (ii) a material diminution in such executive’s duties, or the assignment to such executive of duties materially inconsistent with his duties, positions, authority, responsibilities and reporting requirements, or the assignment of duties which materially impair such executive’s ability to function in his current position with the Company; (iii) a reduction in or a material delay in payment of such executive’s total cash compensation and benefits from those required to be provided in accordance with the provisions of such executive’s employment agreement; or (iv) the failure of the Company to obtain the assumption in writing of its obligation to perform such executive’s employment agreement by any successor to all or substantially all of the assets of the Company not later than the effective date of such transaction.  The definition of “Good Reason” in Mr. Hanlon’s employment agreement also includes (i) the failure of the Board or a nominating committee thereof to nominate Mr. Hanlon for election to the Board of Directors; (ii) a change in the reporting structure so that Mr. Hanlon no longer reports directly to the Board or a committee thereof; (iii) the Company, the Board or any person controlling the Company requiring Mr. Hanlon to relocate his principal place of employment to a location other than New York State or Nevada, other than on travel reasonably required to carry out Mr. Hanlon’s obligations under his employment agreement; (iv) any termination by Mr. Hanlon of his employment for any reason other than death or disability within one year of a Change in Control of the Company; or (v) a material breach by the Company of any of the provisions of Mr. Hanlon’s employment agreement.

For the purposes of Mr. Hanlon’s employment agreement, the term “Change of Control” shall be deemed to have occurred as of the first day that any one or more of the following conditions is satisfied: (i) any person is or becomes the “beneficial owner” (as that term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities; or (ii) any of the following occur:  (A) any merger or consolidation of the Company, other than a merger or consolidation in which the voting securities of the Company immediately prior to the merger or consolidation continue to represent (either by remaining outstanding or being converted into securities of the surviving entity) 20% or more of the combined voting power of the Company or surviving entity immediately after the merger or consolidation with another entity; (B) any sale, exchange, lease, mortgage, pledge, transfer, or other disposition (in a single transaction or a series of related transactions) of all or substantially all of the assets or earning power of the Company on a consolidated basis; (C) any complete liquidation or dissolution of the Company; (D) any reorganization, reverse stock split or recapitalization of the Company that would result in a Change of Control as otherwise defined herein; or (E) any transaction or series of related transactions having, directly or indirectly, the same effect as any of the foregoing.

The employment agreements of each of Mr. Hanlon and Mr. Radcliffe contain non-competition and non-solicitation provisions for the period that the executive is employed by the Company, plus the greater of (i) one year following the voluntary termination of such executive’s employment without Good Reason, (ii) one year following termination of the such executive by the Company for Cause, or (iii) the balance of the period that the executive is continuing to receive his base salary.

The following table summarizes the contingent compensation amounts provided for in the employment agreements.  The table provides the estimated payments payable to each executive upon (a) the Company’s termination of Mr. Hanlon or Mr. Radcliffe without Cause or the resignation of Mr. Hanlon or Mr. Radcliffe with Good Reason, and (b) in the case of Mr. Hanlon, termination, in certain circumstances, following a Change of Control.  These numbers are subject to change as specified in the employment agreements.

Termination Without Cause or Resignation With Good Reason
Name	Cash ($)	Acceleration of Options and Restricted Stock ($)	Benefits ($)	Total ($)	Termination of Employment Following a Change of Control ($)

David P. Hanlon	198,000	-	2,900	200,900	200,900

Ronald J. Radcliffe	155,000	121,707	5,970	282,677	--

Director Compensation

Directors who are also our officers are not separately compensated for their service as directors.  Our non-employee directors received the following aggregate amounts of compensation for 2007.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)		Total ($)
John Sharpe	99,000	75,360	(1)(2)	919,743
		633,000	(1)(3)
		112,383	(1)(4)
Joseph E. Bernstein (7)	28,617	75,360	(1)(2)	103,977
Ralph J. Bernstein (8)	37,500	75,360	(1)(2)	112,860
Frank Catania	54,000	75,360	(1)(2)	129,360
Paul A. deBary	86,250	75,360	(1)(2)	194,228
		32,618	(1)(5)
Robert H. Friedman	38,000	75,360	(1)(2)	113,360
Richard L. Robbins (9)	11,728	58,037	(1)(6)	69,765
James Simon (9)	10,228	58,037	(1)(6)	68,265

(1)
Grant date aggregate fair value of options granted in the year ended December 31, 2007 under our 2005 Equity Incentive Plan computed in accordance with SFAS No. 123R.  Please see Notes B and J to our consolidated financial statements contained in our Form 10-K for the fiscal year ended December 31, 2007 for more information.

(2)	Grant date 1/30/07; securities underlying options – 10,000 with 10 year term.
(3)	Grant date 5/24/07; securities underlying options – 100,000 with 10 year term.
(4)	Grant date 8/10/07; securities underlying options – 25,000 with 10 year term.
(5)	Grant date 12/28/07; securities underlying options – 15,000 with 9 year term.
(6)	Grant date 8/21/07; securities underlying options – 15,000 with 10 year term.
(7)	Joseph E. Bernstein resigned from his position as a member of the Board of Directors on June 22, 2007.
(8)	Ralph J. Bernstein waived his right to receive approximately $18,000 of director’s fees earned during the fiscal year ended December 31, 2007. These fees are not included in the table above.
(9)	Richard L. Robbins and James Simon were appointed as members of the Board of Directors on August 21, 2007.

Cash Compensation

During 2007, each non-employee member of the Company’s Board of Directors received $20,000 per year and $1,000 per meeting attended in person and $500 per meeting attended telephonically.  Directors that also serve on committees of the Board of Directors receive an additional $1,000 per committee meeting attended in person and $500 per meeting attended telephonically.  The chairman of the Audit Committee receives an additional annual payment of $25,000.  For 2008, each non-employee member of the Company’s Board of Directors will receive options to purchase 15,000 shares of the Company’s Common Stock in lieu of an annual retainer.  Ralph J. Bernstein has waived his right to receive such options.

Stock Compensation

Each non-employee member of the Company’s Board of Directors receives an annual grant of options to purchase 10,000 shares of the Company’s Common Stock at the Common Stock’s then current fair market value, and since August 2003 each newly elected or appointed non-employee director received a one time grant of an option to purchase 15,000 shares of the Company’s Common Stock at the Common Stock’s then current fair market value.  For 2008, Ralph J. Bernstein has waived his right to receive such options.  All stock options granted to the members of the Company’s Board of Directors vest immediately.  The chairman of the Audit Committee receives an additional annual grant of an option to purchase 15,000 shares of the Company’s Common Stock.

Chairman Compensation

On May 23, 2005, the Company’s Board of Directors ratified the Compensation Committee’s approval of compensation of $50,000 per year for the position of non-executive Chairman of the Board and a grant of an option to purchase 50,000 shares of the Company’s Common Stock vesting immediately with a term of 10 years at the initiation of service for any new non-executive Chairman of the Board.  John Sharpe, who became the Company’s Chairman of the Board on such date, abstained from all votes of the Board of Directors related to the establishment of this compensation.

Compensation Committee Report

The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

Ralph J. Bernstein, Chairman
Paul A. deBary
Richard L. Robbins
James Simon

Compensation Committee Interlocks and Insider Participation

The Compensation Committee is comprised of Ralph J. Bernstein, Paul A. deBary, Richard L. Robbins and James Simon.  There were no transactions between any member of the Compensation Committee and the Company during the fiscal year ended December 31, 2007.  No member of the Compensation Committee was an officer or employee of the Company or any subsidiary of the Company during fiscal 2007.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who beneficially own more than ten percent of our Common Stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Executive officers, directors and greater than ten percent beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.  Based upon a review of the copies of such forms furnished to us and written representations from our executive officers and directors, we believe that during the year ended December 31, 2007 there were no delinquent filers except as follows: Thomas W. Aro filed a late Form 4 for transactions that occurred on March 20, 2007 (two transactions); Ronald J. Radcliffe filed a late Form 4 for a transaction that occurred on May 24, 2007 (one transaction); John Sharpe filed a late Form 4 for a transaction that occurred on May 24, 2007 (one transaction); and Paul A. deBary filed a late Form 4 for transactions that occurred on May 31, 2007 and June 1, 2007 (two transactions).

Certain Relationships and Related Transactions

On February 8, 2008, we entered into an Agreement to Form Limited Liability Company and Contribution Agreement with Concord (the “Contribution Agreement”), pursuant to which we and Concord, a stockholder that owned more than 5% of our Common Stock, will form a limited liability company and enter into an Operating Agreement in connection therewith.  Pursuant to the Contribution Agreement, we, together with our subsidiaries, will contribute our gaming and racing licenses and operations at Monticello Gaming and Raceway and Concord will contribute 160 acres of land located in Kiamesha Lake, New York (the “Concord Property”).  Together, we and Concord will develop a hotel, convention center, gaming facility and harness horseracing track on the Concord Property. It is estimated that our initial capital contribution and Concord’s initial capital contribution are each valued at not less than $50 million, subject to an appraisal process.

Bruce M. Berg, a member of our Board of Directors, is a member of Cappelli Resorts LLC.  Cappelli Resorts LLC is the managing member of Catskill Resort Group LLC, which is the sole member of Convention Hotels LLC, which is the general partner of Concord.  Louis R. Cappelli, an individual that beneficially owns more than 10% of our Common Stock, is the managing member of Cappelli Resorts LLC.

On March 31, 2008, we entered into a Stock Purchase Agreement with LRC, which was amended on April 28, 2008 and June 26, 2008 (as amended, the “Stock Purchase Agreement”).  The managing member of LRC is Louis R. Cappelli, who is also the managing member of Convention Hotels, LLC, Concord’s general partner.  Pursuant to the Stock Purchase Agreement, we agreed, subject to certain conditions, to issue and sell to LRC, 4,200,000 shares of our Common Stock for an aggregate purchase price of $5,178,600.  In accordance with the Stock Purchase Agreement, LRC purchased 811,030 shares of our Common Stock on each of April 29, 2008, June 2, 2008 and June 30, 2008 and an additional 1,766,910 shares of our Common Stock on July 31, 2008.

Olshan Grundman Frome Rosenzweig & Wolosky, LLP received fees for legal services of $669,110 in 2007 and $608,577 in 2008.  Robert H. Friedman, our Secretary and a member of our Board of Directors is a member of such law firm.

The Company’s Audit Committee charter provides that the Audit Committee will review and approve all transactions between the Company and its officers, directors, director nominees, principal stockholders and their immediate family members.  The Company intends that any such transactions will be on terms no less favorable to it than it could obtain from unaffiliated third parties.

INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors has selected Friedman LLP (“Friedman”) as the Company’s independent auditors for the fiscal year ending December 31, 2008.

The Audit Committee reviews and approves the audit and non-audit services to be provided by the Company’s independent auditors during the year, considers the effect that performing those services might have on audit independence and approves management’s engagement of the Company’s independent auditors to perform those services.  The Audit Committee reserves the right to appoint a different independent auditor at any time during the year if the Board of Directors and the Audit Committee believe that a change is in the best interest of the Company and its stockholders.

Friedman was originally engaged as the Company’s independent auditors in February 2002.  Friedman has audited the Company’s financial statements for the fiscal years ended December 31, 2001 through December 31, 2007.  A representative of Friedman will be present at the Meeting, will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to questions.

Fees Billed to Empire by Friedman During Fiscal 2007 and 2006

Audit Fees

The aggregate fees billed by Friedman for professional fees rendered in connection with the audit of our annual financial statements and its review of our financial statements included in our quarterly reports on Forms 10-Q, including services related thereto, were approximately $682,000 for the fiscal year ended December 31, 2007 and approximately $564,000 for the fiscal year ended December 31, 2006.

Audit-Related Fees

The aggregate fees billed by Friedman for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported as “Audit Fees,” including services rendered in connection with capital raising efforts, preparation of registration statements, consultations regarding financial accounting and reporting matters not classified as audit and audit of the Company’s employee benefit plan, were approximately $21,000 for the fiscal year ended December 31, 2007 and approximately $24,000 for the fiscal year ended December 31, 2006.

Tax Fees

The aggregate fees billed by Friedman for professional services rendered for tax compliance and tax planning were approximately $45,000 for the fiscal year ended December 31, 2007 and approximately $39,000 for the fiscal year ended December 31, 2006.

All Other Fees

Other than the fees described above, there were no other fees billed by Friedman for products and services rendered to us for the fiscal years ended December 31, 2007 or December 31, 2006.

Pre-approval Policies and Procedures

All audit and non-audit services to be performed by our independent accountant must be approved in advance by the Audit Committee.  Consistent with applicable law, limited amounts of services, other than audit, review or attest services, may be approved by one or more members of the Audit Committee pursuant to authority delegated by the Audit Committee, provided each such approved service is reported to the full Audit Committee at its next meeting.

All of the engagements and fees for our fiscal year ended December 31, 2007 were approved by the Audit Committee.  In connection with the audit of our financial statements for the fiscal years ended December 31, 2007 and December 31, 2006, Friedman only used full-time, permanent employees.

The Audit Committee of the Board of Directors considered whether the provision of non-audit services by Friedman was compatible with its ability to maintain independence from an audit standpoint and concluded that Friedman’s independence was not compromised.

PROPOSAL TWO:

APPROVAL OF THE AMENDMENT OF THE COMPANY’S 2005 EQUITY INCENTIVE PLAN

The Company’s 2005 Equity Incentive Plan was approved by the Company’s Board of Directors in May 2005 and by its stockholders in August 2005. On May 19, 2008, subject to stockholder approval, the Board of Directors approved a proposal to amend and restate the Company’s 2005 Equity Incentive Plan in order to allow for the grant of stock appreciation rights and other equity incentives or stock or stock based awards, including but not limited, restricted stock units (as amended, the “Amended Plan”).

Purpose of the Amendment

The Company believes that the use of stock appreciation rights and other equity incentives or stock or stock based awards, including, but not limited to, restricted stock units, is consistent with current trends in employee equity compensation programs and with the Company’s goals in implementing its long-term incentive compensation policies. The Board of Directors also believes that it is important for the Company to have the flexibility to grant stock appreciation rights and other equity incentives as part of the Company’s incentive compensation program. The Board of Directors believes that equity incentives such as stock appreciation rights and other equity incentives are critical factors in attracting, retaining and motivating employees, and that adding stock appreciation rights to the Amended Plan and allowing the Compensation Committee of the Board of Directors to grant other equity incentives or stock or stock based awards, including, but not limited to, restricted stock units, pursuant to the Amended Plan will enable us to remain competitive with our equity compensation program.

General

The 2005 Equity Incentive Plan authorizes the issuance of both “options” to purchase stock at a later date (such options consist of both incentive stock options and nonqualified options) and “restricted stock.” If the proposal for the amendment of the 2005 Equity Incentive Plan is approved, then the Amended Plan will authorize the issuance of “stock appreciation rights,” and other equity incentives or stock or stock based awards, including, but not limited to, restricted stock units.  References in this proxy statement to “equity incentives” refers to equity incentives or stock or stock based awards, including, but not limited to, restricted stock units.

As of September 15, 2008, 2,461,092 shares had been authorized for issuance pursuant to option grants, 261,026 shares had been issued upon the vesting of restricted stock and 777,882 shares remained available for award grants under the 2005 Equity Incentive Plan. As of September 15, 2008, 33,913,351 shares of our Common Stock were issued and outstanding.  The closing sale price of our Common Stock on September 15, 2008 was $3.31.

All awards under the 2005 Equity Incentive Plan are within the discretion of the Compensation Committee and, therefore, future awards under the Amended Plan are generally not determinable.

A summary of the Amended Plan is set forth below, and its full text is attached hereto as Appendix A. The following discussion is qualified in its entirety by reference to Appendix A.

Administration of the Amended Plan

The purpose of the Amended Plan will continue to be to advance the interests of the Company and its subsidiaries by improving their ability to attract and retain employees whose services are valuable to the Company. The Company believes that this result can be achieved by rewarding such employees’ contributions to the success of the Company through ownership of shares of the Company’s Common Stock.

The Amended Plan will be administered by the Compensation Committee of the Board of Directors of the Company which shall have full power and authority to designate recipients of options and grantees of stock appreciation rights, restricted stock and other equity incentives and to determine the terms and conditions of respective option, stock appreciation rights and restricted stock and equity incentive agreements and to interpret the provisions and supervise the administration of the Amended Plan. Any decision made by all of the members of the Compensation Committee regarding the Amended Plan shall be final for all involved parties.

Section 162(m) of the Code places annual limitations on the deductibility by public companies of compensation in excess of $1,000,000 paid to the chief executive officer, and to the other four most highly compensated officers. However, these limitations are not imposed if certain requirements are met. One major requirement is that the compensation be based on performance. With respect to the issuance of options or stock appreciation rights under the Amended Plan intended to be performance based, the Amended Plan must state a maximum number of shares with respect to options or stock appreciation rights granted to an individual during a specified period and must be approved by the Company’s stockholders, which Plan provides for a maximum of 2,500,000 options or stock appreciation rights during any calendar year. The grant of restricted stock under the Amended Plan is not required to be performance based and therefore may be subject to the limitations imposed by Section 162(m) of the Code.

Designation of Participants

Persons eligible to participate in the Amended Plan include employees, officers and directors of, as well as, consultants and advisors to, the Company or any subsidiary. In selecting participants, and in determining the number of shares to be covered by each option granted to optionees or stock appreciation rights, restricted stock or equity incentive grants, the Compensation Committee may consider any factors it considers relevant, including the office or position held by the participant and the participants’ degree of responsibility for and contribution to the success of the Company.  There are currently approximately 340 employees, four officers and eight directors who are eligible to participate in the Amended Plan.

Stock Reserved for the Amended Plan

The Amended Plan provides that a total of 3,500,000 shares of the Company’s Common Stock shall be subject to the Amended Plan, which shares may be allocated, at the discretion of the Company, between options, stock appreciation rights, restricted stock and equity incentives. This discretion is subject only to the occurrence of certain events that require the Compensation Committee to fairly and appropriately adjust the number of shares to be allocated. Such events include a merger, reorganization, consolidation, recapitalization, stock dividend, or other change in the Company’s corporate structure that affects the Company’s Common Stock. This adjustment is necessary so that the occurrence of the event does not affect each participant’s proportionate interest in the Company prior to such event.

Terms and Conditions of Stock Appreciation Rights

Exercise

If the proposal to amend the 2005 Equity Incentive Plan is approved, then the granting of stock appreciation rights will be authorized under the Amended Plan.  Under the Amended Plan, stock appreciation rights are to be granted with an exercise price that is not less than 100% of the fair market value of a share of Common Stock on the date the stock appreciation right is granted and shall be exercisable at such time or times and subject to such other terms and conditions as shall be determined by the Compensation Committee. Unless otherwise provided, stock appreciation rights shall become immediately exercisable and shall remain exercisable until expiration, cancellation or termination of the award.  Such rights may be exercised in whole or in part by giving written notice to the Company.  Stock appreciation rights to the extent then exercisable may be exercised for payment in cash, shares of Common Stock or a combination of both, as the Compensation Committee shall deem desirable, equal to: (i) the excess of the fair market value of a share of Common Stock on the date of exercise over (ii) the exercise price of such stock appreciation right.

Restrictions on Transfer of Stock Appreciation Rights

Stock appreciation rights cannot be transferred, and are exercisable only by the grantee during his lifetime. After the grantee’s death, stock appreciation rights are assignable only by will, or through the laws of descent and distribution. Any attempt to transfer, assign, pledge, or in any other way dispose of a stock appreciation right contrary to these provisions will be void.

Termination

Except as otherwise provided by the Compensation Committee, if a grantee dies, a stock appreciation right exercisable immediately prior to death may be exercised by the grantee’s executor, administrator, or transferee for a period ending on the earlier of one year thereafter, or at the time when the stock appreciation right otherwise would have expired.

Except as otherwise provided by the Compensation Committee, if a grantee’s employment is terminated for reasons other than death (disability or retirement), a stock appreciation right exercisable immediately prior to termination may be exercised for a period ending on the earlier of thirty days thereafter, or at the time when the stock appreciation rights otherwise would have expired.

Equity Incentives

If the proposal to amend the 2005 Equity Incentive Plan is approved, then the granting of certain equity incentives will be authorized under the Amended Plan.  Under the Amended Plan, the Compensation Committee may grant equity incentives (including unrestricted shares) to such persons, in such amounts and subject to such terms and conditions, as it may in its discretion determine, subject to the provisions of the Amended Plan.  Such awards may entail the transfer of actual shares of Common Stock to participants, or payment in cash or otherwise of amounts based on the value of shares of Common Stock.

Rights as a Stockholder

No participant under the Amended Plan is to have any of the rights of a stockholder of the Company with respect to shares subject to such award until the issuance of a stock certificate to such person for such shares.  Except as otherwise provided in the Amended Plan, no adjustments are to be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

Terms and Conditions of Options

Option Price

The exercise price of each option shall be determined by the Compensation Committee, but may not be less than 100% of the fair market value of the underlying Common Stock on the option grant date. If an incentive stock option is granted to an employee who owns more than 10% of the total combined voting power of the Company’s capital stock, then its exercise price may not be less than 110% of the fair market value of the underlying Common Stock on the option grant date.

Term of Options

The Compensation Committee shall fix the term of each option; provided, however, that the maximum term for which any option is exercisable shall not exceed ten years. Moreover, the maximum term of incentive stock options granted to employees who own more than 10% of the total combined voting power of the Company’s capital stock shall not exceed five years. The Amended Plan provides for the earlier expiration of options of a participant in the event of certain terminations of employment or engagement or, if the Compensation Committee so determines, in the event of a change in control.

Restrictions on Transfer and Exercise of Options

Options cannot be transferred, and are exercisable only by the optionee during his lifetime. After the optionee’s death, options are assignable only by will, or through the laws of descent and distribution. Any attempt to transfer, assign, pledge, or in any other way dispose of an option contrary to these provisions will be void.

Additionally, the aggregate fair market value of the shares (as determined at the time the stock option is granted) for which an employee may first exercise incentive stock options for the calendar year under the Amended Plan, cannot exceed $100,000. The Compensation Committee may impose any other conditions to exercise as it deems appropriate.

Termination

Except as otherwise provided by the Compensation Committee, if an optionee dies, an option exercisable immediately prior to death may be exercised by the optionee’s executor, administrator, or transferee for a period ending on the earlier of one year thereafter, or at the time when the options otherwise would have expired.

Except as otherwise provided by the Compensation Committee, if an optionee’s employment is terminated for reasons other than death (disability or retirement), an option exercisable immediately prior to termination may be exercised for a period ending on the earlier of thirty days thereafter, or at the time when the options otherwise would have expired.

Terms and Conditions of Restricted Shares

Shares of restricted stock issued by the Company cannot be sold, transferred, pledged, assigned, or similarly disposed of, until one of several specified events occur. A share of restricted stock becomes freely transferable by the grantee either at the end of the restricted period, at the end of a period established by the Compensation Committee, or when and if the Compensation Committee waives the restrictions. During the restricted period, holders of restricted stock may exercise full voting rights and receive regular cash dividends paid with respect to such shares. In addition, any holder making an election under Section 83(b) of the Code, must provide a copy of such election to the Company within 10 days of the filing.

Change of Control

The Compensation Committee has the sole discretion to reduce the period that an optionee or grantee of restricted stock must wait to exercise his option/restricted stock, where there is a change of control. A change of control occurs where there is a major corporate event, such as a successful tender offer, merger, consolidation, sale of substantially all of a corporation’s assets, or where a “person” (where “person” is given a special meaning by the Exchange Act) acquires 50% of the Company’s outstanding voting securities.

Amendment and Termination

The Board of Directors may generally amend, suspend or terminate the Amended Plan, except that the Amended Plan cannot be changed in a way that would impair the rights of any participant without the participant’s consent. The Amended Plan also cannot be amended without stockholder consent where doing so would result in a major change, such as substantially increasing the benefits that participants are to receive, or decreasing the exercise price beneath certain specified thresholds.

The Amended Plan and any award thereunder may be amended to comply with the rules applicable to deferred compensation as set forth in Section 409A of the Code.

Registration of Shares

No option may be exercised unless and until the Common Stock to be issued upon the exercise thereof has been registered under the Securities Act of 1933, as amended, and applicable state securities laws, or are, in the opinion of counsel to the Company, exempt from such registration in the United States.  The Company shall not be under any obligation to register under applicable federal or state securities laws any Common Stock to be issued upon the exercise of an option granted under the Amended Plan in order to permit the exercise of an option and the issuance and sale of the Common Stock subject to such option, although the Company may in its sole discretion register such Common Stock at such time as the Company determines.  If the Company chooses to comply with such an exemption from registration, the Common Stock issued under the Amended Plan may, at the direction of the Compensation Committee, bear an appropriate restrictive legend restricting the transfer or pledge of the Common Stock represented thereby, and the Compensation Committee may also give appropriate stop transfer instructions with respect to such Common Stock to the Company’s transfer agent.

Rule 16b-3 Compliance

In all cases, the terms, provisions, conditions and limitations of the Amended Plan shall be construed and interpreted so as to be consistent with the provisions of Rule 16b-3 of the Exchange Act.

Federal Tax Effects

Tax Treatment of Incentive Stock Options

In general, no taxable income for regular federal income tax purposes will be recognized by an option holder upon receipt or exercise of an incentive stock option, and the Company will not then be entitled to any tax deduction. Assuming that the option holder does not dispose of the option shares before the later of (i) two years after the date of grant or (ii) one year after the exercise of the option, upon any such disposition, the option holder will recognize capital gain equal to the difference between the sale price on disposition and the exercise price.

If, however, the option holder disposes of his option shares prior to the expiration of the required holding period, he will recognize ordinary income for federal income tax purposes in the year of disposition equal to the lesser of (i) the difference between the fair market value of the shares at the date of exercise and the exercise price, or (ii) the difference between the sale price upon  disposition and the exercise price.  Any additional gain on such disqualifying disposition will be treated as capital gain. In addition, if such a disqualifying disposition is made by the option holder, the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the option holder provided that such amount constitutes an ordinary and reasonable expense of the Company.

Tax Treatment of Nonqualified Stock Options

No taxable income will be recognized by an option holder upon receipt of a nonqualified stock option, and the Company will not be entitled to a tax deduction for such grant.

Upon the exercise of a nonqualified stock option, the option holder will include in taxable income, for federal income tax purposes, the excess in value on the date of exercise of the shares acquired pursuant to the nonqualified stock option over the exercise price. Upon a subsequent sale of the shares, the option holder will derive short-term or long-term gain or loss, depending upon the option holder’s holding period for the shares (commencing upon the exercise of the option) and upon the subsequent appreciation or depreciation in the value of the shares.

The Company generally will be entitled to a corresponding deduction at the time that the participant is required to include the value of the shares (less the exercise price) in his or her income.

Tax Treatment of Restricted Stock

A recipient of a restricted stock grant will not, except as provided below, recognize income upon the receipt of a grant of restricted stock. The recipient will recognize taxable income at such time as the restricted stock vests in an amount equal to the fair market value of the stock upon the vesting date. A recipient may elect pursuant to Section 83(b) of the Code to treat the restricted stock as vested on the grant date, if certain conditions are met, in which case the recipient may recognize taxable income upon the date of grant. Unless the limitations set forth in Section 162(m) are applicable, the Company generally will be entitled to a corresponding tax deduction at the time the recipient is required to include the fair market value of the restricted stock in his or her taxable income.

Tax Treatment of Stock Appreciation Rights

No taxable income will be recognized by a participant upon receipt of a stock appreciation right and the Company will not be entitled to a tax deduction upon the grant of such right.

Upon the exercise of a stock appreciation right, the participant will include in taxable income, for federal income tax purposes, the fair market value of the cash and other property received with respect to the stock appreciation right on such date and the Company will generally be entitled to a corresponding tax deduction.

Withholding of Tax

The Company is permitted to deduct and withhold or make provision for amounts required to satisfy its withholding tax liabilities with respect to its employees.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ADOPTION OF OUR AMENDED AND RESTATED 2005 EQUITY INCENTIVE PLAN

STOCKHOLDER PROPOSALS

We expect that our 2009 annual meeting of stockholders will be held on or about May 22, 2009, which will be more than 30 days prior to the first anniversary of the date on which we intend to first mail this proxy statement.  As a result and in accordance with our bylaws, for a stockholder proposal to be included in the proxy statement for our 2009 annual meeting of stockholders, including a proposal for the election of a director, the proposal must have been received by us at our principal offices not later than the close of business on the later of the 90th day prior to the 2009 annual meeting or the 15th day following the day on which public announcement of the date of such meeting if first made.  If we are not notified of a stockholder proposal a reasonable time prior to the time we send our proxy statement for our 2009 annual meeting, then our Board of Directors will have discretionary authority to vote on the stockholder proposal, even though the stockholder proposal is not discussed in the proxy statement.  In order to curtail any controversy as to the date on which a stockholder proposal was received by the Company, it is suggested that stockholder proposals be submitted by certified mail, return receipt requested, and be addressed to Empire Resorts, Inc., 701 N. Green Valley Parkway, Suite 200, Henderson, NV 89074, Attention: Investor Relations.

OTHER MATTERS

As of the date of this proxy statement, our Board of Directors does not know of any matter that will be presented for consideration at the meeting other than as described in this proxy statement.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

We are subject to the informational requirements of the Exchange Act.  We file reports, proxy statements and other information with the SEC.  You may read and copy these reports, proxy statements and other information at the SEC’s Public Reference Section at 100 F Street, N.E., Washington, D.C.  20549.  You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.  The SEC also maintains an Internet website, located at http://www.sec.gov, which contains reports, proxy statements and other information regarding registrants that file electronically with the SEC.

The SEC allows us to “incorporate by reference” information that we file with the SEC in other documents into this proxy statement. This means that we may disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be part of this proxy statement. This proxy statement and the information that we file later with the SEC may update and supersede the information incorporated by reference. Such updated and superseded information will not, except as so modified or superseded, constitute part of this proxy statement.

We incorporate by reference each document we file under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of the initial filing of this proxy statement and before the annual meeting, except for the documents, or portions thereof, that are “furnished” rather than filed. We also incorporate by reference in this proxy statement the following documents filed by it with the SEC under the Exchange Act:

•	Our Annual Report on Form 10-K for the fiscal year ended December 31, 2007, as amended;

•	Our Quarterly Report on Form 10-Q for the fiscal quarters ended March 31, 2008 and June 30, 2008; and

•
Our Current Reports on Form 8-K filed with the SEC on January 7, 2008, January 18, 2008, February 11, 2008, February 15, 2008, February 26, 2008, March 24, 2008, April 2, 2008, April 29, 2008, May 27, 2008, June 25, 2008, July 2, 2008 and July 8, 2008 and our Current Report on Form 8-K/A filed with the SEC on June 27, 2008.

We undertake to provide without charge to each person to whom a copy of this proxy statement has been delivered, upon request, by first class mail or other equally prompt means, a copy of any or all of the documents incorporated by reference in this proxy statement, other than the exhibits to these documents, unless the exhibits are specifically incorporated by reference into the information that this proxy statement incorporates. You may obtain documents incorporated by reference by requesting them in writing or by telephone at the following address and telephone number:

Empire Resorts, Inc.
701 N. Green Valley Parkway, Suite 200
Henderson, Nevada 89074
Telephone number: (845) 807-0001

Robert H. Friedman
Secretary

September 17, 2008

APPENDIX A

EMPIRE RESORTS, INC.

AMENDED AND RESTATED

2005 EQUITY INCENTIVE PLAN

1.           Purpose of the Plan.

This 2005 Equity Incentive Plan (the “Plan”) is intended as an incentive to retain in the employ of and as directors, consultants and advisors to EMPIRE RESORTS, INC., a Delaware corporation (the “Company”) and any Subsidiary of the Company, within the meaning of Section 424(f) of the United States Internal Revenue Code of 1986, as amended (the “Code”), persons of training, experience and ability, to attract new employees, directors, consultants and advisors whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

It is further intended that certain options granted pursuant to the Plan shall constitute incentive stock options within the meaning of Section 422 of the Code (the “Incentive Options”) while certain other options granted pursuant to the Plan shall be nonqualified stock options (the “Nonqualified Options”).  Incentive Options and Nonqualified Options are hereinafter referred to collectively as “Options.”  Stock granted pursuant to the Plan is hereinafter referred to as “Restricted Stock.”

The Company intends that the Plan meet the requirements of Rule 16b-3 (“Rule 16b-3”) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and that transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16b-3 by officers and directors of the Company pursuant to the Plan will be exempt from the operation of Section 16(b) of the Exchange Act.  Further, the Plan is intended to satisfy the performance-based compensation exception to the limitation on the Company’s tax deductions imposed by Section 162(m) of the Code with respect to those Options for which qualification for such exception is intended. In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company’s intent as stated in this Section 1.

2.           Administration of the Plan.

The Plan shall be administered by the Compensation Committee (the “Committee”) of the Board of Directors of the Company (the “Board”), which shall consist of three or more directors who are “Non-Employee Directors” (as such term is defined in Rule 16b-3) and “Outside Directors” (as such term is defined in Section 162(m) of the Code) serving at the pleasure of the Board.  The Committee, subject to Sections 3, 5, 6, 7 and 8 hereof, shall have full power and authority to designate recipients of Options and grantees of stock appreciation rights (“Stock Appreciation Rights”), Restricted Stock and other equity incentives or stock or stock based awards, including, but not limited to, restricted stock units (“Equity Incentives”) and to determine the terms and conditions of respective Option, Stock Appreciation Rights, Restricted Stock and Equity Incentives agreements (which need not be identical) and to interpret the provisions and supervise the administration of the Plan.  The Committee shall have the authority, without limitation, to designate which Options granted under the Plan shall be Incentive Options and which shall be Nonqualified Options.  To the extent any Option does not qualify as an Incentive Option, it shall constitute a separate Nonqualified Option.

Subject to the provisions of the Plan, the Committee shall interpret the Plan, all Options, Stock Appreciation Rights, Restricted Stock and Equity Incentives grants under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defects or supply any omission or reconcile any inconsistency in the Plan or in any Options, Stock Appreciation Rights, Restricted Stock or Equity Incentives grants under the Plan in the manner and to the extent that the Committee deems desirable to carry into effect the Plan or any Options, Stock Appreciation Rights, Restricted Stock or Equity Incentives grants.  The act or determination of a majority of the Committee shall be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority at a meeting duly held.  Subject to the provisions of the Plan, any action taken or determination made by the Committee pursuant to this and the other Sections of the Plan shall be conclusive on all parties.

In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, award or other acquisition under the Plan of Options or Stock (as hereinafter defined) does not consist of two or more Non-Employee Directors, or if there shall be no such Committee, then the Plan shall be administered by the Board, and references herein to the Committee (except in the proviso to this sentence) shall be deemed to be references to the Board, and any such grant, award or other acquisition may be approved or ratified in any other manner contemplated by subparagraph (d) of Rule 16b-3; provided, however, that grants to the Company’s Chief Executive Officer or to any of the Company’s other four most highly compensated officers that are intended to qualify as performance-based compensation under Section 162(m) of the Code may only be granted by the Committee.

3.           Designation of Participants.

The persons eligible for participation in the Plan as recipients of Options (the “Optionees”) and grantees of Stock Appreciation Rights, Restricted Stock or Equity Incentives (respectively, the “Grantees” and, collectively with the Optionees, the “Participants”) shall include employees, officers and directors of, and consultants and advisors to, the Company or any Subsidiary; provided that Incentive Options may only be granted to employees of the Company and the Subsidiaries.  In selecting Participants, and in determining the number of shares to be covered by each Option granted to Optionees or Stock Appreciation Rights, Restricted Stock or Equity Incentives grants, the Committee may consider any factors it deems relevant, including without limitation, the office or position held by the Participant or the Participant’s relationship to the Company, the Participant’s degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary, the Participant’s length of service, promotions and potential.  An Optionee who has been granted an Option hereunder may be granted an additional Option or Options, if the Committee shall so determine.  A Grantee who has been granted Stock Appreciation Rights, Restricted Stock or Equity Incentives hereunder may be granted additional Stock Appreciation Rights, Restricted Stock or Equity Incentives, if the Committee shall so determine.

4.           Stock Reserved for the Plan.

Subject to adjustment as provided in Section 11 hereof, a total of 3,500,000 shares of the Company’s Common Stock, $0.01 par value per share (the “Stock”), shall be subject to the Plan which may be allocated, at the discretion of the Company, between Options, Stock Appreciation Rights, Restricted Stock and Equity Incentives grants.  The maximum number of shares of Stock that may be subject to Options or Stock Appreciation Rights granted under the Plan to any individual in any calendar year shall not exceed 2,500,000 (subject to adjustment pursuant to Section 11 hereof) and the method of counting such shares shall conform to any requirements applicable to performance-based compensation under Section 162(m) of the Code.  The shares of Stock subject to the Plan shall consist of unissued shares, treasury shares or previously issued shares held by any Subsidiary of the Company, and such amount of shares of Stock shall be and is hereby reserved for such purpose.  Any of such shares of Stock that may remain unsold and that are not subject to outstanding Options, Stock Appreciation Rights, Restricted Stock or Equity Incentives grants at the termination of the Plan shall cease to be reserved for the purposes of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares of Stock to meet the requirements of the Plan.  Should any Option, Stock Appreciation Rights, Restricted Stock or Equity Incentives expire or be canceled prior to its exercise in full or should the number of shares of Stock to be delivered upon the exercise in full of an Option, Stock Appreciation Right, Restricted Stock or Equity Incentives be reduced for any reason, the shares of Stock theretofore subject to such Option may be subject to future grants under the Plan, except where such reissuance is inconsistent with the provisions of Section 162(m) of the Code where qualification as performance-based compensation under Section 162(m) of the Code is intended.

5.           Terms and Conditions of Options.

Options granted under the Plan shall be subject to the following conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

a.           Option Price.  The purchase price of each share of Stock purchasable under an Option shall be determined by the Committee at the time of grant, but shall not be less than 100% of the Fair Market Value (as defined below) of such share of Stock on the date the Option is granted; provided, however, that with respect to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share of Stock under an Incentive Option shall be at least 110% of the Fair Market Value per share of Stock on the date of grant.  The purchase price of each share of Stock purchasable under a Nonqualified Option shall not be less than the Fair Market Value of such share of Stock on the date the Option is granted; provided, however, that if an option granted to the Company’s Chief Executive Officer or to any of the Company’s other four most highly compensated officers is intended to qualify as performance-based compensation under Section 162(m) of the Code, the exercise price of such Option shall not be less than 100% of the Fair Market Value (as such term is defined below) of such share of Stock on the date the Option is granted.  The exercise price for each Option shall be subject to adjustment as provided in Section 11 below.  “Fair Market Value” means the closing price of publicly traded shares of Stock on the principal securities exchange on which shares of Stock are listed (if the shares of Stock are so listed), or on the NASDAQ Stock Market (if the shares of Stock are regularly quoted on the NASDAQ Stock Market), or, if not so listed or regularly quoted, the mean between the closing bid and asked prices of publicly traded shares of Stock in the over-the-counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Committee in a manner consistent with the provisions of the Code.  Anything in this Section 5(a) to the contrary notwithstanding, in no event shall the purchase price of a share of Stock be less than the minimum price permitted under the rules and policies of any national securities exchange on which the shares of Stock are listed.

b.           Option Term.  The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than ten years after the date such Option is granted and in the case of an Incentive Option granted to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, no such Incentive Option shall be exercisable more than five years after the date such Incentive Option is granted.

c.           Exercisability.  Except as may be provided in Section 11, Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant.

d.           Method of Exercise.  Options to the extent then exercisable may be exercised in whole or in part at any time during the option period, by giving written notice to the Company specifying the number of shares of Stock to be purchased, accompanied by payment in full of the purchase price, in cash, or by check or such other instrument as may be acceptable to the Committee.  As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may be made at the election of the Optionee (i) in the form of Stock owned by the Optionee (based on the Fair Market Value of the Stock on the trading day before the Option is exercised) which is not the subject of any pledge or security interest, (ii) in the form of shares of Stock withheld by the Company from the shares of Stock otherwise to be received with such withheld shares of Stock having a Fair Market Value on the date of exercise equal to the exercise price of the Option, or (iii) by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any shares surrendered to the Company is at least equal to such exercise price and except with respect to (ii) above, such method of payment will not cause a  disqualifying disposition of all or a portion of the Stock received upon exercise of an Incentive Option.  An Optionee shall have the right to dividends and other rights of a stockholder with respect to shares of Stock purchased upon exercise of an Option at such time as the Optionee has given written notice of exercise and has paid in full for such shares and has satisfied such conditions that may be imposed by the Company with respect to the withholding of taxes.

e.           Limit on Value of Incentive Option.  The aggregate Fair Market Value, determined as of the date the Incentive Option is granted, of Stock for which Incentive Options are exercisable for the first time by any Optionee during any calendar year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000.

f.           Incentive Option Shares.  A grant of an Incentive Option under this Plan shall provide that (a) the Optionee shall be required as a condition of the exercise to furnish to the Company any payroll (employment) tax required to be withheld, and (b) if the Optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any share or shares of Stock issued to him upon exercise of an Incentive Option granted under the Plan within the two year period commencing on the day after the date of the grant of such Incentive Option or within a one year period commencing on the day after the date of transfer of the share or shares to him pursuant to the exercise of such Incentive Option, he shall, within 10 days after such disposition, notify the Company thereof and immediately deliver to the Company any amount of United States federal, state and local income tax withholding required by law.

6.           Terms and Conditions of Stock Appreciation Rights.

Stock Appreciation Rights shall granted with an exercise price that is not less than 100% of the Fair Market Value (as defined in Section 5(a) herein) of a share of Common Stock on the date the Stock Appreciation Right is granted and shall be exercisable at such time or times and subject to such other terms and conditions as shall be determined by the Committee. Unless otherwise provided, Stock Appreciation Rights shall become immediately exercisable and shall remain exercisable until expiration, cancellation or termination of the award.  Such rights may be exercised in whole or in part by giving written notice to the Company.  Stock Appreciation Rights to the extent then exercisable may be exercised for payment in cash, shares of Common Stock or a combination of both, as the Committee shall deem desirable, equal to: (i) the excess of the Fair Market Value as defined in Section 5(a) herein of a share of Common Stock on the date of exercise over (ii) the exercise price of such Stock Appreciation Right.

7.           Terms and Conditions of Restricted Stock.

a.           Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee may grant shares of Restricted Stock in such amounts and upon such terms and conditions as the Committee shall determine subject to the restrictions described below.

b.           Restricted Stock Agreement. The Committee may require, as a condition to the grant of Restricted Stock, that a Grantee enter into a Restricted Stock agreement, setting forth the terms and conditions of the grant.  In lieu of a Restricted Stock Agreement, the Committee may provide the terms and conditions of a grant in a notice to the Grantee of the grant, on the stock certificate representing the Restricted Stock, in the resolution approving the grant, or in such other manner as it deems appropriate.

c.           Transferability. Except as otherwise provided in this Section 7, the shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable vesting period or periods established by the Committee and the satisfaction of any other conditions or restrictions established by the Committee (such period during which a share of Restricted Stock is subject to such restrictions and conditions is referred to as the "Restricted Period").

During the Restricted Period with respect to any shares of Restricted Stock, the Company shall have the right to retain in the Company's possession the certificate or certificates representing such shares.

d.           Removal of Restrictions. Except as otherwise provided in this Section 7 and Section 17, a share of Restricted Stock covered by a Restricted Stock grant shall become freely transferable by the Grantee upon completion of the Restricted Period, including the passage of any applicable period of time and satisfaction of any conditions to vesting. The Committee, in its sole discretion, shall have the right at any time immediately to waive all or any part of the restrictions and conditions with regard to all or any part of the shares held by any Grantee.

e.           Voting Rights; Dividends and Other Distributions. During the Restricted Period, Grantees holding shares of Restricted Stock granted hereunder may exercise full voting rights and shall receive all regular cash dividends paid with respect to such shares. Except as the Committee shall otherwise determine, any other cash dividends and other distributions paid to Grantees with respect to shares of Restricted Stock, including any dividends and distributions paid in shares, shall be subject to the same restrictions and conditions as the shares of Restricted Stock with respect to which they were paid.

f.           Notice of Section 83(b) Election. Any Participant making an election under Section 83(b) of the Code with respect to Restricted Stock must provide a copy thereof to the Company within 10 days of filing such election with the Internal Revenue Service.

8.           Other Equity Incentives or Stock Based Awards.

The Committee may grant Equity Incentives (including the grant of unrestricted shares) to such persons, in such amounts and subject to such terms and conditions, as the Committee shall in its discretion determine, subject to the provisions of the Plan.  Such awards may entail the transfer of actual shares of Common Stock to Participants, or payment in cash or otherwise of amounts based on the value of shares of Common Stock.

9.           Change of Control.

Upon the occurrence of a “Change in Control” (as hereinafter defined), the Committee may accelerate the vesting of Restricted Stock and the vesting and exercisability of outstanding Options, in whole or in part, as determined by the Committee in its sole discretion.  In its sole discretion, the Committee may also determine that, upon the occurrence of a Change in Control, each outstanding Option shall terminate within a specified number of days after notice to the Optionee thereunder, and each such Optionee shall receive, with respect to each share of Company Stock subject to such Option, an amount equal to the excess of the Fair Market Value of such shares immediately prior to such Change in Control over the exercise price per share of such Option; such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Committee shall determine in its sole discretion.

For purposes of the Plan, a Change in Control shall be deemed to have occurred if:

i.           a tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the shareholders of the Company (as of the time immediately prior to the commencement of such offer), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

ii.           the Company shall be merged or consolidated with another corporation, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the shareholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

iii.           the Company shall sell substantially all of its assets to another corporation that is not wholly owned by the Company, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the shareholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries and their affiliates; or

iv.           a Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the shareholders of the Company (as of the time immediately prior to the first acquisition of such securities by such Person), any employee benefit plan of the Company or its Subsidiaries, and their affiliates.

For purposes of this Section 9, ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Exchange Act.  In addition, for such purposes, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; however, a Person shall not include (A) the Company or any of its Subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportion as their ownership of stock of the Company.

10.           Term of Plan.

No Option, Stock Appreciation Rights, Restricted Stock or Equity Incentives shall be granted pursuant to the Plan on or after May 23, 2015, but Options, Stock Appreciation Rights or Equity Incentives theretofore granted may extend beyond that date.

11.           Capital Change of the Company.

In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Stock, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and in the number and option price of shares subject to outstanding Options granted under the Plan, to the end that after such event each Optionee’s proportionate interest shall be maintained as immediately before the occurrence of such event.  The Committee shall, to the extent feasible, make such other adjustments as may be required under the tax laws so that any Incentive Options previously granted shall not be deemed modified within the meaning of Section 424(h) of the Code.  Furthermore, the adjustments described above shall be made in a manner consistent with Sections 162(m) and 409A of the Code.  Appropriate adjustments shall also be made in the case of outstanding Stock Appreciation Rights and Restricted Stock granted under the Plan.

12.           Purchase for Investment.

Unless the Options and shares covered by the Plan have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the Company has determined that such registration is unnecessary, each person exercising or receiving Options, Stock Appreciation Rights, Restricted Stock or Equity Incentives under the Plan may be required by the Company to give a representation in writing that he is  acquiring the shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

13.           Taxes.

a.           The Company may make such provisions as it may deem appropriate, consistent with applicable law, in connection with any Options, Stock Appreciation Rights, Restricted Stock or Equity Incentives granted under the Plan with respect to the withholding of any taxes (including income or employment taxes) or any other tax matters.

b.           If any Grantee, in connection with the acquisition of Restricted Stock, makes the election permitted under section 83(b) of the Code (that is, an election to include in gross income in the year of transfer the amounts specified in section 83(b)), such Grantee shall notify the Company of the election with the Internal Revenue Service pursuant to regulations issued under the authority of Code section 83(b).

c.           If any Grantee shall make any disposition of shares of Stock issued pursuant to the exercise of an Incentive Option under the circumstances described in section 421(b) of the Code (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within 10 days hereof.

14.           Public Offering.

As a condition of Participation in this Plan, each Participant shall be obligated to cooperate with the Company and the underwriters in connection with any public offering of the Company’s securities and any transactions relating to a public offering, and shall execute and deliver any agreements and documents, including without limitation, a lock-up agreement, that may be requested by the Company or the underwriters.  The Participants’ obligations under this Section 14 shall apply to any Stock issued under the Plan as well as to any and all other securities of the Company or its successor for which Stock may be exchanged or into which Stock may be converted.

15.           Effective Date of Plan.

The Plan shall be effective on May 23, 2005, provided however that the Plan shall subsequently be approved by majority vote of the Company’s stockholders not later than May 22, 2006.

16.           Amendment and Termination.

The Board may amend, suspend, or terminate the Plan, except that no amendment shall be made that would impair the rights of any Participant under any Option theretofore granted or any Stock Appreciation Right, Restricted Stock or Equity Incentive grant without the Participant’s consent, and except that no amendment shall be made which, without the approval of the stockholders of the Company, would:

a.           materially increase the number of shares that may be issued under the Plan, except as is provided in Section 11;

b.           materially increase the benefits accruing to the Participants under the Plan;

c.           materially modify the requirements as to eligibility for participation in the Plan;

d.           decrease the exercise price of an Incentive Option to less than 100% of the Fair Market Value per share of Stock on the date of grant thereof or the exercise price of a Nonqualified Option to less than 80% of the Fair Market Value per share of Stock on the date of grant thereof; or

e.           extend the term of any Option beyond that provided for in Section 10.

The Committee may amend the terms of any Option, Stock Appreciation Right, Restricted Stock or Equity Incentive grant theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Optionee or Grantee without the Optionee or Grantee’s consent.  The Committee may also substitute new Options, Stock Appreciation Rights, Restricted Stock or Equity Incentives for previously granted Options, Stock Appreciation Rights, Restricted Stock or Equity Incentive, including options granted under other plans applicable to the participant and previously granted Options having higher option prices, upon such terms as the Committee may deem appropriate.

Notwithstanding the foregoing, it is the intention of the Board that the Plan comply strictly with the provisions of Section 409A of the Code and Treasury Regulations and other Internal Revenue Service guidance promulgated thereunder (the “Section 409A Rules) and the Committee shall exercise its discretion in granting Options, Stock Appreciation Rights, Restricted Stock or Equity Incentives hereunder (and the terms of such grants), accordingly.  The Plan and any grant of an award hereunder may be amended from time to time (without the consent of the Participant) as may be necessary or appropriate to comply with the Section 409A Rules.

17.           Government Regulations.

The Plan, and the grant and exercise of Options, Stock Appreciation Rights, Restricted Stock or Equity Incentives hereunder, and the obligation of the Company to sell and deliver shares under such Options Stock, Appreciation Rights, Restricted Stock or Equity Incentives, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies, national securities exchanges and interdealer quotation systems as may be required.

18.           General Provisions.

a.           Certificates.  All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, or other securities commission having jurisdiction, any applicable Federal or state securities law, any stock exchange or interdealer quotation system upon which the Stock is then listed or traded and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

b.           Employment Matters.  The adoption of the Plan shall not confer upon any Participant of the Company or any Subsidiary any right to continued employment or, in the case of an Participant who is a director, continued service as a director, with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees, the service of any of its directors or the retention of any of its consultants or advisors at any time.

c.           Limitation of Liability.  No member of the Board or the Committee, or any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the  Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

d.           Registration of Stock.  Notwithstanding any other provision in the Plan, no Option may be exercised unless and until the Stock to be issued upon the exercise thereof has been registered under the Securities Act and applicable state securities laws, or are, in the opinion of counsel to the Company, exempt from such registration in the United States.  The Company shall not be under any obligation to register under applicable federal or state securities laws any Stock to be issued upon the exercise of an Option granted hereunder in order to permit the exercise of an Option and the issuance and sale of the Stock subject to such Option, although the Company may in its sole discretion register such Stock at such time as the Company shall determine.  If the Company chooses to comply with such an exemption from registration, the Stock issued under the Plan may, at the direction of the Committee, bear an appropriate restrictive legend restricting the transfer or pledge of the Stock represented thereby, and the Committee may also give appropriate stop transfer instructions with respect to such Stock to the Company's transfer agent.

e.           Non-transferability of Options.  Options and Stock Appreciation Rights are not transferable and may be exercised solely by the Optionee or Grantee during his lifetime or after his death by the person or persons entitled  thereto under his will or the laws of descent and distribution.  The Committee, in its sole discretion, may permit a transfer of a Nonqualified Option to (i) a trust for the benefit of the Optionee or (ii) a member of the Optionee’s immediate family (or a trust for his or her benefit).  Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Option or Stock Appreciation Right contrary to the provisions hereof shall be void and ineffective and shall give no right to the purported transferee.

f.           No rights as a Stockholder. No Optionee or Grantee (or other person having the right to exercise such award) shall have any of the rights of a stockholder of the Company with respect to shares subject to such award until the issuance of a stock certificate to such person for such shares.  Except as otherwise provided herein, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

g.           Termination by Death.  Unless otherwise determined by the Committee at grant or at the time of such termination, if any Optionee or Grantee’s employment with or service to the Company or any Subsidiary terminates by reason of death, the Option or Stock Appreciation Right may thereafter be exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the Optionee or Grantee under the will of the Optionee or Grantee, for a period of one year after the date of such death or until the expiration of the stated term of such Option or Stock Appreciation Right as provided under the Plan, whichever period is shorter.

h.           Termination by Reason of Disability.  Unless otherwise determined by the Committee at grant or at the time of such termination, if any Optionee or Grantee’s employment with or service to the Company or any Subsidiary terminates by reason of total and permanent disability, any Option or Stock Appreciation Right held by such Optionee or Grantee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after 30 days after the date of such termination of employment or service or the expiration of the stated term of such Option or Stock Appreciation Right, whichever period is shorter; provided, however, that, if the Optionee or Grantee dies within such 30-day period, any unexercised Option or Stock Appreciation Right held by such Optionee or Grantee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year after the date of such death or for the stated term of such Option or Stock Appreciation Right, whichever period is shorter.

i.           Termination by Reason of Retirement.  Unless otherwise determined by the Committee at grant or at the time of such termination, if any Optionee or Grantee’s  employment with or service to the Company or any Subsidiary terminates by reason of Normal or Early Retirement (as such terms are defined below), any Option or Stock Appreciation Right held by such Optionee or Grantee may thereafter be exercised to the extent it was exercisable at the time of such Retirement (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after 30 days after the date of such termination of employment or service or the expiration of the stated term of such Option and Stock Appreciation Right, whichever period is shorter; provided, however, that, if the Optionee or Grantee dies within such 30-day period, any unexercised Option or Stock Appreciation Right held by such Optionee or Grantee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one year after the date of such death or for the stated term of such Option or Stock Appreciation Right, whichever period is shorter.

For purposes of this paragraph (i) “Normal Retirement” shall mean retirement from active employment with the Company or any Subsidiary on or after the normal retirement date specified in the applicable Company or Subsidiary pension plan or if no such pension plan, age 65, and “Early Retirement” shall mean retirement from active employment with the Company or any Subsidiary pursuant to the early retirement provisions of the applicable Company or Subsidiary pension plan or if no such pension plan, age 55.

j.           Other Termination.  Unless otherwise determined by the Committee at grant or at the time of such termination, if any Optionee or Grantee’s employment with or service to the Company or any Subsidiary terminates for any reason other than death, Disability or Normal or Early Retirement, the Option or Stock Appreciation Right shall thereupon terminate, except that the portion of any Option or Stock Appreciation Right that was exercisable on the date of such termination of employment or service may be exercised for the lesser of 30 days after the date of termination or the balance of such Option or Stock Appreciation Right’s term if the Optionee’s employment or service with the Company or any Subsidiary is terminated by the Company or such Subsidiary without cause (the determination as to whether termination was for cause to be made by the Committee).  The transfer of an Optionee or Grantee from the employ of or service to the Company to the employ of or service to a Subsidiary, or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination of employment or service for purposes of the Plan.

EMPIRE RESORTS, INC.

May 19, 2008

EMPIRE RESORTS, INC.
701 N. Green Valley Parkway, Suite 200
Henderson, NV 89074
_________________

This Proxy is Solicited on Behalf of the Board of Directors
_____________________

The undersigned hereby appoints David P. Hanlon, John Sharpe and Ronald J. Radcliffe as Proxies, each with the power to appoint his substitute, and hereby authorizes them, and each of them acting singly, to represent and vote, as designated below, all the shares of Common Stock of Empire Resorts, Inc. (the “Company”) held of record by the undersigned on September 15, 2008 at the Annual Meeting of Stockholders to be held on November 11, 2008 or any adjournment or postponement thereof.

Please specify your vote by checking the box to the left of your choice for each of the proposals.

(1)           To elect the following individuals as Class II directors to the Board of Directors of the Company:

David P. Hanlon	☐ FOR	☐ WITHHOLD
Richard L. Robbins	☐ FOR	☐ WITHHOLD
Ken Dreifach	☐ FOR	☐ WITHHOLD

(2)           To approve the amendment of the Company’s 2005 Equity Incentive Plan to allow for the grant of stock appreciation rights and other equity incentives or stock or stock based awards, including, but not limited to, restricted stock units:

G FOR	G AGAINST	G ABSTAIN

This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder.  If no direction is made, this proxy will be voted FOR the two Proposals.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as your name appears below.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by the President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Signature

Signature if held jointly

Dated:       , 2008